UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: December 31, 2020

Date of reporting period: December 31, 2020

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

Aperture New World Opportunities Fund

Aperture Endeavour Equity Fund

Aperture Discover Equity Fund

Aperture International Equity Fund

Annual Report

December 31, 2020

Investment Adviser:

Aperture Investors, LLC

The Funds file their complete schedule of investments of Fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Funds’ Forms N-Q and N-PORT are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how the Funds voted proxies relating to fund securities during the most recent 12-month period ended June 30, will be available (i) without charge, upon request, by calling 1-888-514-7557; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2020 (Unaudited)

SHAREHOLDER LETTERS

Dear Shareholder,

The Aperture New World Opportunities Fund (the “Fund”) (Ticker: ANWOX) returned 3.60% in Q4, and 7.98% for the full year, outperforming its benchmark, the Bloomberg Barclays EM USD Aggregate 1-5 Year Total Return Index, by 3.45%.

Looking at previous crises such as the 2008-09 crisis, the team played for governments to drop interest rates and provide stimulus, adding to risk positions in the spring and summer. Specifically, they increased high grade credit exposure early in the Middle East, to countries like Saudi Arabia, then added some high yield bonds in Central America after spreads widened. The investment team also took advantage of digital commerce companies accelerating their growth and stayed away from brick-and-mortar, legacy sectors that were effectively shut down by COVID. Finally, their strategic positioning in China also proved helpful in that the country experienced fewer COVID-related issues and grew by 2% in 2020.

In retrospect, the team navigated 2020 pretty well, rotating through different sectors at different points amid the unprecedented pandemic. While the team was surprised by the swift spread of COVID and resulting lockdowns, the fund was not too badly hurt in the initial March meltdown and was able to play the recovery well for the remaining three quarters of 2020. It was important not to be overly exposed to high-risk assets in March before the meltdown, since large surprise drawdowns often make managers de-risk at the wrong time.

In terms of the Fund’s alpha sources over the year, they were spread well across the Fund’s sub-strategies and over the course of the year. Single name credit positions in the fundamental sub-strategy generated 28% of the total outperformance with some winners specifically in Central America and Indonesia. China was the largest country contributor to return, followed by Brazil. The Relative Value sub-strategy added 35% of alpha largely through e-commerce and digitally focused business plays: companies like Meituanin China and Magazine Luiza and Mercado Libre in Latin America.

Sincerely,

Peter Marber

Portfolio Manager

There are risks involved with investing, including possible loss of principal. There is no guarantee the Fund will achieve its investment objective.

The information provided herein represents the opinion of the manager at a specific point in time and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Past performance is no guarantee of future results. Mutual fund investing involves risk, including possible loss of principal.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND DECEMBER 31, 2020 (Unaudited)

Dear Shareholder,

The Aperture Endeavour Equity Fund (the “Fund”) (Ticker: ATOMX) finished 2020 with a return of 30.24%, outperforming its benchmark, the MSCI ACWI Hedged USD Index, by 15.29%.

The portfolio, which was rather concentrated, was formed by selecting a set of global companies the portfolio manager believed presented the most attractive investment opportunities across sectors and geographies.

Sector weightings changed throughout the year but on balance the manager was overweight Consumer Discretionary and Technology-related companies, while underweight Healthcare. The portfolio manager tries to remain relatively balanced on a factor basis; the Value portion of the portfolio was a negative contributor in the first half of the year but was ultimately a positive contributor in the second half as the market gained more visibility on a possible end to COVID-related disruptions. This balanced approach showed throughout the year and supported fairly consistent month-by-month alpha generation.

The Fund had a geographic overweight to China, while being equally weighted to the United States and Japan, and slightly underweight Europe versus the benchmark. This positioning was the result of bottom-up, company-specific analysis rather than an expression of a macro viewpoint.

During the year, net equity exposure typically fluctuated between 80% and 100%, while remaining under the benchmark on average.

Sincerely,

Tom Tully

Portfolio Manager

There are risks involved with investing, including possible loss of principal. There is no guarantee the Fund will achieve its investment objective.

The information provided herein represents the opinion of the manager at a specific point in time and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Past performance is no guarantee of future results. Mutual fund investing involves risk, including possible loss of principal.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE DISCOVER EQUITY FUND DECEMBER 31, 2020 (Unaudited)

Dear Shareholder,

The Aperture Discover Equity Fund (the “Fund”) (Ticker: ADISX) returned 59.09% in 2020, outperforming the benchmark, the Russell 2000 Index1, by 39.03% net of fees.

It was an extraordinary year for the US equity market, and a dramatic year of volatility for small cap equities. Only a few months after launching the Fund, the beginning of the COVID-19 pandemic resulted in a dramatic 40%+2 peak-to-trough panic selloff for the Russell 2000. While the fund outperformed modestly in Q1, the silver lining of this extreme first quarter selloff (or any extreme market dislocation for that matter) is that it created rare opportunities to add to existing positions at compelling price levels and to establish new positions that formerly fell outside of the strategy’s defined market cap range or valuation discipline.

The Discover Equity team’s selectivity and adherence to investment criteria enabled them to deliver broad-based outperformance across the portfolio and across industries. They had 16 companies appreciate by more than 50% and 8 companies more than double during their holding periods. Several of the companies in which they initiated investments pre-pandemic were already digitally advanced and gaining market share, but when lockdowns were put in place across many end markets, several of these tech forward holdings - across sectors -were well-positioned to grow, compounded by the internal, transformational growth drivers they prioritize within their research process.

Over the spring and summer, the team continued to identify compelling ideas among companies and sectors that had been more dramatically impacted by COVID-19: the opposite end of the spectrum from the work-from-home beneficiaries so heavily covered in the media. While many of the companies they identified they felt posed very compelling multi-year risk-reward opportunities, they continued to experience significant demand headwinds through the pandemic. That said, taking a multi-year view, these cyclical laggards became a significantly larger portion of the portfolio’s overall exposure.

Since the March 2020 market bottom, small caps have recovered dramatically with the Russell 2000 Index appreciating by over 100% through the end of the year. Small caps also outperformed their large cap peers by more than 40% since the market’s bottom in March. That run ranks among the best quarters of performance for the Russell 2000 in its history. That said, with valuation spreads now compressed to more normal levels relative to history, and with several cyclical companies appearing over-valued relative to normalized earnings, the investment team think the severity of rotations seen over the past six months are likely to give way to a more stable backdrop, where fundamentals dictate stock price performance – increasingly a stock pickers market.

Sincerely,

Brad McGill

Portfolio Manager

There are risks involved with investing, including possible loss of principal. There is no guarantee the Fund will achieve its investment objective.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE DISCOVER EQUITY FUND DECEMBER 31, 2020 (Unaudited)

The information provided herein represents the opinion of the manager at a specific point in time and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Past performance is no guarantee of future results. Mutual fund investing involves risk, including possible loss of principal.

[1]	Fund benchmark: Russell 2000 Total Return Index (Ticker: RU20INTR).
[2]	Source: Bloomberg. Ticker RU20INTR drawdown measured from January 16, 2020 to March 18, 2020.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE INTERNATIONAL EQUITY FUND DECEMBER 31, 2020 (Unaudited)

Dear Shareholder,

The Aperture International Equity Fund (the “Fund”) (Ticker: AFORX) returned 14.80% for the partial fourth quarter of 2020 and since inception. Launching the Fund on October 1st, the fund underperformed its benchmark, the MSCI ACWI ex-US Index (ticker: MXWDU), which returned +16.70% over the same period.1 Clearly a strong quarter for international stocks.

It was an extraordinary year for international markets, experiencing a Covid-induced recession with equities falling by over 30% from January into March,2 before rebounding to near-record highs3 as central banks and most governments did “whatever it takes” to cushion the economic fallout of forced lock-downs and quarantines.

The portfolio manager continued to focus on his core investment process which employs a longer-term investment time horizon by identifying companies he believes have appropriate risk and reward characteristics relative to the economic environments in which they operate.

Despite posting an absolute performance of +14.80% since inception to year-end, the portfolio manager did not observe much in the way of specific industry positioning driving performance in the quarter as most industry groups grinded higher together. Similarly, while general stock performance was positively skewed over the investment period, the strategy had both positive and negative contributors to performance. Top contributors to performance included an Emerging Market bank, a European beverage company and one of the leading semiconductor manufacturers. Each of these investments benefited from idiosyncratic developments in their specific business areas, ranging from improving consumer credit to M&A to trade war implications. Top detractors, similarly, spanned a range of industries and geographies including a global software leader, a Chinese internet company and a European pharmaceutical, each of whom fell prey to unexpected margin and/or regulatory pressures. All told, while the relative performance was somewhat disappointing for the period given the relentless move higher across equity markets, the team continue to revisit and re-underwrite their investment theses and remained nimble heading into the new year.

Sincerely,

Bill Kornitzer

Portfolio Manager

There are risks involved with investing, including possible loss of principal. There is no guarantee the Fund will achieve its investment objective.

The information provided herein represents the opinion of the manager at a specific point in time and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Past performance is no guarantee of future results. Mutual fund investing involves risk, including possible loss of principal.

[1]	Source: Bloomberg.
[2]	Source: Bloomberg. MXWDU returned -33.59% YTD through the market low on March 23, 2020.
[3]	Source: Bloomberg. MXWDU reached its highest price level in ten years on December 31, 2020.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020 (Unaudited)

Definition of Comparative Index

Bloomberg Barclays EM USD Aggregate 1-5 Year Total Return Index is a hard currency Emerging Markets debt benchmark that includes fixed and floating-rate US dollar-denominated debt issued from sovereign, quasi-sovereign, and corporate EM issuers with 1 to 4.9999 years of remaining maturity. Country eligibility and classification as Emerging Markets is rules-based and reviewed annually using World Bank income group and International Monetary Fund (IMF) country classifications.

MSCI ACWI Hedged USD Index represents a close estimation of the performance that can be achieved by hedging the currency exposures of its parent index, the MSCI ACWI Index, to the USD, the “home” currency for the hedged index. The index is 100% hedged to the USD by selling each foreign currency forward at the one-month Forward weight. The parent index is composed of large and mid-cap stocks across 23 Developed Markets (DM) countries and 26 Emerging Markets (EM) countries.

Russell 2000 Index is a U.S. equity index comprised of the smallest 2000 companies by market capitalization in the Russell 3000 Index. The benchmark was selected to represent the Fund’s focus on the U.S. small cap equity market.

MSCI ACWI ex-US Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 26 Emerging Markets (EM) countries.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2020 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Aperture New World Opportunities Fund, Institutional Shares, versus the Bloomberg Barclays EM USD Aggregate 1-5 Year Total Return Index.

	Average Annual Total Return
	One Year Return	Annualized Inception to Date*
Aperture New World Opportunities Fund, Institutional Shares	7.98%	6.12%
Bloomberg Barclays EM USD Aggregate 1-5 Year Total Return Index	4.53%	5.11%

* The Aperture New World Opportunities Fund commenced operations on March 18, 2019.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 6.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND DECEMBER 31, 2020 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Aperture Endeavour Equity Fund, Institutional Shares, versus the MSCI ACWI Hedged USD Index.

	Average Annual Total Return
	One Year Return	Annualized Inception to Date*
Aperture Endeavour Equity Fund, Institutional Shares	30.24%	31.36%
MSCI ACWI Hedged USD Index	14.95%	18.72%

* The Aperture Endeavour Equity Fund commenced operations on September 30, 2019.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 6.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE DISCOVER EQUITY FUND DECEMBER 31, 2020 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Aperture Discover Equity Fund, Institutional Shares, versus the Russell 2000 Index.

	Average Annual Total Return
	One Year Return	Annualized Inception to Date*
Aperture Discover Equity Fund, Institutional Shares	59.09%	58.95%
Russell 2000 Index	19.96%	20.16%

* The Aperture Discover Equity Fund commenced operations on December 30, 2019.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 6.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2020

SECTOR WEIGHTINGS (Unaudited)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
GLOBAL BONDS — 73.1%
	Face Amount	Value
Argentina — 0.8%
Agua y Saneamientos Argentinos 6.63%, 02/01/23	$564,000	$287,646
Pampa Energia 7.50%, 01/24/27	1,031,000	903,671
Transportadora de Gas del Sur 6.75%, 05/02/25	345,000	316,541
YPF 8.50%, 07/28/25	686,000	528,220
8.75%, 04/04/24	931,000	817,418

		2,853,496

Azerbaijan — 0.2%
State Oil of the Azerbaijan Republic MTN 4.75%, 03/13/23	750,000	799,863

Bahrain — 0.6%
Mumtalakat Sukuk Holding 5.63%, 02/27/24	1,000,000	1,072,260
Oil and Gas Holding BSCC 7.63%, 11/07/24	930,000	1,041,600

		2,113,860

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2020

GLOBAL BONDS (continued)
	Face Amount	Value
Belarus — 0.1%
Development Bank of the Republic of Belarus JSC 6.75%, 05/02/24	$213,000	$216,042

Brazil — 5.4%
Banco Bradesco MTN 3.20%, 01/27/25 (a)	200,000	209,252
Banco Daycoval MTN 4.25%, 12/13/24	692,000	720,586
Banco do Brasil 4.63%, 01/15/25	881,000	958,924
5.88%, 01/19/23	1,100,000	1,184,425
Banco do Brasil MTN 4.88%, 04/19/23	365,000	389,641
Banco do Estado do Rio Grande do Sul 7.38%, 02/02/22	213,000	223,652
BRF GmbH 4.35%, 09/29/26	363,000	382,515
Cemig Geracao e Transmissao 9.25%, 12/05/24	750,000	866,257
Centrais Eletricas Brasileiras 3.63%, 02/04/25 (a)	2,033,000	2,109,258
CSN Resources 7.63%, 02/13/23	200,000	207,502
7.63%, 04/17/26	363,000	390,225
Embraer Netherlands Finance BV 6.95%, 01/17/28 (a)	1,100,000	1,243,000
Embraer Overseas 5.70%, 09/16/23	1,139,000	1,213,046
Fibria Overseas Finance 5.50%, 01/17/27	260,000	296,078
FS Luxembourg Sarl 10.00%, 12/15/25 (a)	1,350,000	1,462,050
Gol Finance 7.00%, 01/31/25	750,000	675,007
Hidrovias International Finance SARL 5.95%, 01/24/25	362,000	380,104
Itau Unibanco Holding 3.25%, 01/24/25	1,768,000	1,854,013

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2020

GLOBAL BONDS (continued)
	Face Amount	Value
Brazil (contined)
Itau Unibanco Holding MTN 5.65%, 03/19/22	$365,000	$381,794
6.50%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.863%, (b)(c)	110,000	114,126
MARB BondCo 6.88%, 01/19/25	856,000	884,899
7.00%, 03/15/24	290,000	297,253
Natura Cosmeticos 5.38%, 02/01/23	1,100,000	1,127,511
NBM US Holdings 7.00%, 05/14/26	680,000	740,357
Rede D’or Finance Sarl 4.50%, 01/22/30	680,000	708,900
Rumo Luxembourg Sarl 5.88%, 01/18/25	500,000	528,130
7.38%, 02/09/24	354,000	367,279
Simpar Europe 7.75%, 07/26/24	213,000	224,451

		20,140,235

Chile — 1.2%
Banco Santander Chile 2.70%, 01/10/25	680,000	719,957
Celulosa Arauco y Constitucion 4.50%, 08/01/24	826,000	908,608
Empresa Electrica Guacolda 4.56%, 04/30/25	310,000	279,085
Empresa Nacional de Telecomunicaciones 4.75%, 08/01/26	110,000	122,926
4.88%, 10/30/24	110,000	118,801
Falabella 3.75%, 04/30/23	716,000	754,485
Inversiones CMPC 4.38%, 05/15/23	110,000	116,965
4.38%, 04/04/27	490,000	557,620
Kenbourne Invest 6.88%, 11/26/24	681,000	739,226

		4,317,673

China — 17.7%
Agile Group Holdings 6.70%, 03/07/22	1,051,000	1,085,169
8.38%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+11.254% (b)(c)	1,240,000	1,324,010

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2020

GLOBAL BONDS (continued)
	Face Amount	Value
China (continued)
Azure Orbit IV International Finance MTN 3.75%, 01/25/23	$1,200,000	$1,253,032
Baidu 3.08%, 04/07/25	200,000	213,524
3.88%, 09/29/23	1,800,000	1,938,946
Bank of China 5.00%, 11/13/24	4,187,000	4,691,781
Bank of China MTN 1.08%, VAR ICE LIBOR USD 3 Month+0.850%, 03/08/23 (b)	313,000	313,109
Bank of Communications MTN 1.20%, 09/10/25	1,691,000	1,677,864
Bocom Leasing Management Hong Kong MTN 1.18%, VAR ICE LIBOR USD 3 Month+0.950%, 03/02/25 (b)	1,169,000	1,133,708
CCB Life Insurance 4.50%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.680%, 04/21/77 (b)	200,000	200,602
China Aoyuan Group 8.50%, 01/23/22	425,000	433,713
China Cinda Finance 2017 I MTN 3.88%, 02/08/23	1,200,000	1,263,009
China Evergrande Group 7.50%, 06/28/23	1,937,000	1,671,632
8.25%, 03/23/22	1,922,000	1,801,875
8.75%, 06/28/25	883,000	731,154
China Great Wall International Holdings III MTN 4.38%, 05/25/23	291,000	311,460
China Huadian Overseas Development Management 4.00%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.782%, (b)(c)	200,000	208,315
China SCE Group Holdings 7.38%, 04/09/24	695,000	738,820
Chinalco Capital Holdings 4.10%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+5.788%, (b)(c)	1,223,000	1,257,268

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2020

GLOBAL BONDS (continued)
	Face Amount	Value
China (continued)
CIFI Holdings Group 5.50%, 01/23/22	$350,000	$354,375
6.55%, 03/28/24	254,000	271,275
CITIC MTN 3.88%, 02/28/27	200,000	220,048
CMHI Finance BVI 4.38%, 08/06/23	1,600,000	1,723,844
Coastal Emerald 4.30%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+7.445%, (b)(c)	544,000	550,265
Country Garden Holdings 5.13%, 01/17/25	876,000	920,266
6.50%, 04/08/24	1,195,000	1,288,219
Fantasia Holdings Group 10.88%, 01/09/23	564,000	588,675
Fortune Star BVI 5.25%, 03/23/22	1,900,000	1,928,500
Greenland Global Investment 5.88%, 07/03/24	546,000	490,543
Guohui International Bvi 4.37%, 07/09/22	973,000	990,529
Huarong Finance 2017 4.50%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+7.773% (b)(c)	200,000	203,600
Huarong Finance 2017 MTN 1.56%, VAR ICE LIBOR USD 3 Month+1.325%, 07/03/23 (b)	200,000	196,440
4.00%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+6.983% (b)(c)	543,000	554,691
Huarong Finance 2019 MTN 3.25%, 11/13/24	730,000	758,833
Huarong Finance II MTN 5.50%, 01/16/25	2,923,000	3,303,180
Industrial & Commercial Bank of China 4.88%, 09/21/25	4,157,000	4,750,897
Kaisa Group Holdings 8.50%, 06/30/22	1,123,000	1,148,845
9.38%, 06/30/24	1,018,000	986,187
11.50%, 01/30/23	2,160,000	2,262,825

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2020

GLOBAL BONDS (continued)
	Face Amount	Value
China (continued)
KWG Group Holdings 5.88%, 11/10/24	$363,000	$373,165
6.00%, 09/15/22	255,000	259,596
7.88%, 09/01/23	351,000	365,137
Leader Goal International MTN 4.25%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+6.919% (b)(c)	212,000	216,884
Lenovo Group MTN 4.75%, 03/29/23	1,431,000	1,518,974
Meituan 2.13%, 10/28/25 (a)	700,000	711,088
Minmetals Bounteous Finance BVI 3.38%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+5.209% (b)(c)	1,073,000	1,086,949
Poly Developments and Holdings Group 4.75%, 09/17/23	603,000	647,337
Prosus 3.83%, 02/08/51 (a)	600,000	588,798
4.85%, 07/06/27	110,000	126,460
Ronshine China Holdings 8.75%, 10/25/22	867,000	895,635
10.50%, 03/01/22	348,000	367,314
Scenery Journey 11.50%, 10/24/22	742,000	692,383
13.75%, 11/06/23	713,000	677,711
Shimao Group Holdings 5.60%, 07/15/26	1,275,000	1,396,805
Sino-Ocean Land Treasure Finance I 6.00%, 07/30/24	248,000	273,028
Sino-Ocean Land Treasure III 4.90%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.256% (b)(c)	695,000	582,859
Sunac China Holdings 7.88%, 02/15/22	1,000,000	1,024,451
7.95%, 10/11/23	1,418,000	1,507,334
Sunny Optical Technology Group 3.75%, 01/23/23	219,000	228,590
Tencent Holdings MTN 2.99%, 01/19/23	546,000	568,228

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2020

GLOBAL BONDS (continued)
	Face Amount	Value
China (continued)
Times China Holdings 6.75%, 07/16/23	$688,000	$718,960
7.63%, 02/21/22	348,000	353,395
Vanke Real Estate Hong Kong MTN 3.98%, 11/09/27	1,088,000	1,191,480
Weichai International Hong Kong Energy Group 3.75%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+6.084% (b)(c)	283,000	286,261
Yingde Gases Investment 6.25%, 01/19/23	400,000	412,464
Yuzhou Group Holdings 8.30%, 05/27/25	1,300,000	1,410,500
8.50%, 02/26/24	713,000	773,965
ZhongAn Online P&C Insurance 3.13%, 07/16/25	678,000	675,851

		65,672,630

Colombia — 1.5%
Banco de Bogota 6.25%, 05/12/26	417,000	481,118
Bancolombia 4.88%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.929%, 10/18/27 (b)	110,000	113,443
Ecopetrol 4.13%, 01/16/25	110,000	119,626
5.38%, 06/26/26	110,000	126,695
5.88%, 09/18/23	314,000	350,584
Empresas Publicas de Medellin ESP 4.38%, 02/15/31 (a)	1,000,000	1,073,760
Grupo Aval 4.75%, 09/26/22	1,910,000	2,000,935
Grupo de Inversiones Suramericana 5.50%, 04/29/26	730,000	832,412
SURA Asset Management 4.88%, 04/17/24	358,000	392,461

		5,491,034

Congo — 0.4%
HTA Group 7.00%, 12/18/25 (a)	1,500,000	1,612,500

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2020

GLOBAL BONDS (continued)
	Face Amount	Value
Georgia — 0.1%
Georgian Railway JSC 7.75%, 07/11/22	$413,000	$434,476

Ghana — 0.1%
Tullow Oil 6.25%, 04/15/22	291,000	231,345
7.00%, 03/01/25	254,000	168,910

		400,255

Guatemala — 0.2%
Central American Bottling 5.75%, 01/31/27 (a)	350,000	371,878
Industrial Senior Trust 5.50%, 11/01/22	209,000	221,018

		592,896

Hong Kong — 0.1%
China Cinda Finance 2015 I MTN 4.25%, 04/23/25	110,000	121,505
HKT Capital No. 4 3.00%, 07/14/26	200,000	213,604
Melco Resorts Finance 4.88%, 06/06/25	110,000	113,357

		448,466

India — 3.8%
ABJA Investment Pte 5.95%, 07/31/24	1,074,000	1,150,286
Adani Ports & Special Economic Zone 3.38%, 07/24/24	364,000	378,611
4.38%, 07/03/29	435,000	471,796
Azure Power Energy 5.50%, 11/03/22	213,000	218,389
Bank of Baroda MTN 3.50%, 04/04/22	200,000	204,501
Bharti Airtel 4.38%, 06/10/25	110,000	119,589
Bharti Airtel International Netherlands BV 5.35%, 05/20/24	820,000	904,279
BPRL International Singapore Pte MTN 4.38%, 01/18/27	728,000	767,998
Greenko Dutch BV 5.25%, 07/24/24	500,000	517,500

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2020

GLOBAL BONDS (continued)
	Face Amount	Value
India (continued)
Greenko Solar Mauritius 5.55%, 01/29/25	$450,000	$465,738
5.95%, 07/29/26	338,000	365,068
ICICI Bank MTN 4.00%, 03/18/26	765,000	833,873
Indian Railway Finance MTN 3.25%, 02/13/30 (a)	700,000	743,890
JSW Steel 5.95%, 04/18/24	554,000	587,522
Muthoot Finance MTN 4.40%, 09/02/23 (a)	360,000	366,118
NTPC MTN 4.25%, 02/26/26	364,000	400,069
Oil India 5.38%, 04/17/24	218,000	240,686
Power Finance MTN 3.95%, 04/23/30	1,686,000	1,797,327
REC 3.50%, 12/12/24	715,000	751,615
ReNew Power Synthetic 6.67%, 03/12/24	364,000	384,021
Shriram Transport Finance MTN 5.10%, 07/16/23	489,000	501,225
5.95%, 10/24/22	893,000	912,040
State Bank of India 4.38%, 01/24/24	110,000	118,667
Vedanta Resources 6.13%, 08/09/24	1,002,000	718,935

		13,919,743

Indonesia — 3.2%
Adaro Indonesia 4.25%, 10/31/24	1,500,000	1,543,125
Alam Sutera Realty cash/6.250% PIK6.00%, 05/02/24	429,000	337,039
cash/6.500% PIK6.25%, 11/02/25	1,288,000	947,577
Bank Mandiri Persero MTN 3.75%, 04/11/24	362,000	385,714
Indika Energy Capital III Pte 5.88%, 11/09/24	1,283,000	1,315,075

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2020

GLOBAL BONDS (continued)
	Face Amount	Value
Indonesia (continued)
Indonesia Asahan Aluminium Persero 4.75%, 05/15/25 (a)	$1,700,000	$1,875,950
6.53%, 11/15/28	341,000	427,375
Medco Bell Pte 6.38%, 01/30/27	200,000	204,100
Medco Oak Tree Pte 7.38%, 05/14/26	291,000	311,459
Pertamina Persero 4.88%, 05/03/22	2,200,000	2,312,220
Pertamina Persero MTN 4.30%, 05/20/23	1,204,000	1,291,290
Perusahaan Gas Negara 5.13%, 05/16/24	483,000	533,913
Saka Energi Indonesia 4.45%, 05/05/24	213,000	207,716

		11,692,553

Ireland — 0.2%
C&W Senior Financing DAC 6.88%, 09/15/27	688,000	742,263

Israel — 0.6%
Israel Electric 5.00%, 11/12/24 (a)	913,000	1,030,430
Leviathan Bond 6.13%, 06/30/25 (a)	1,030,000	1,130,425

		2,160,855

Kazakhstan — 0.5%
Halyk Savings Bank of Kazakhstan JSC 5.50%, 12/21/22	805,887	806,153
Nostrum Oil & Gas Finance BV 8.00%, 07/25/22	212,000	50,880
Tengizchevroil Finance International 2.63%, 08/15/25 (a)	900,000	936,083

		1,793,116

Kuwait — 1.6%
Equate Petrochemical BV 3.00%, 03/03/22	1,676,000	1,709,520
Kuwait Projects SPC 5.00%, 03/15/23	717,000	744,318

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2020

GLOBAL BONDS (continued)
	Face Amount	Value
Kuwait (continued)
Kuwait Projects SPC MTN 4.50%, 02/23/27	$1,218,000	$1,256,062
MEGlobal Canada ULC MTN 5.00%, 05/18/25 (a)	1,800,000	2,025,000

		5,734,900

Macau — 0.2%
Sands China 4.60%, 08/08/23	110,000	116,819
Wynn Macau 5.50%, 01/15/26 (a)	500,000	520,000
5.63%, 08/26/28 (a)	250,000	263,125

		899,944

Malaysia — 0.1%
Malayan Banking 3.91%, VAR USD Swap Semi 30/360 5 Yr Curr+2.542%, 10/29/26 (b)	364,000	371,029

Mexico — 4.4%
Alfa 5.25%, 03/25/24	354,000	390,289
Alpek 4.50%, 11/20/22	217,000	229,208
Axtel 6.38%, 11/14/24	200,000	207,500
Banco Inbursa Institucion De Banca Multiple Grupo Financiero Inbursa 4.13%, 06/06/24	826,000	888,991
4.38%, 04/11/27	300,000	327,750
Banco Nacional de Comercio Exterior SNC 3.80%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.000%, 08/11/26 (b)	425,000	426,067
Banco Santander Mexico Institucion de Banca Multiple Grupo Financiero Santand 4.13%, 11/09/22	110,000	116,050
5.38%, 04/17/25 (a)	350,000	402,101
5.95%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.995%, 10/01/28 (b)	1,215,000	1,333,462

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2020

GLOBAL BONDS (continued)
	Face Amount	Value
Mexico (continued)
BBVA Bancomer 6.75%, 09/30/22	$2,738,000	$2,959,778
Cemex 5.20%, 09/17/30 (a)	700,000	767,550
5.70%, 01/11/25	200,000	204,400
7.38%, 06/05/27 (a)	700,000	796,600
Grupo Bimbo 5.95%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.280%, (b)(c)	708,000	760,222
Nemak 4.75%, 01/23/25	251,000	259,158
Orbia Advance 4.88%, 09/19/22	1,300,000	1,382,875
Petroleos Mexicanos 3.50%, 01/30/23	1,184,000	1,207,443
5.35%, 02/12/28	681,000	673,679
6.50%, 03/13/27	1,074,000	1,131,126
6.88%, 10/16/25 (a)	1,700,000	1,861,330
Sigma Alimentos 4.13%, 05/02/26	110,000	121,290

		16,446,869

Mongolia — 0.3%
Development Bank of Mongolia 7.25%, 10/23/23	1,076,000	1,154,011

Morocco — 0.4%
OCP 4.50%, 10/22/25	1,269,000	1,380,629

Netherlands — 1.2%
Teva Pharmaceutical Finance Netherlands III BV 2.80%, 07/21/23	2,556,000	2,530,696
3.15%, 10/01/26	2,146,000	2,062,864

		4,593,560

Nigeria — 0.2%
United Bank for Africa 7.75%, 06/08/22	550,000	563,959

Oman — 0.8%
Bank Muscat SAOG MTN 4.88%, 03/14/23	354,000	359,416

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2020

GLOBAL BONDS (continued)
	Face Amount	Value
Oman (continued)
OmGrid Funding 5.20%, 05/16/27	$1,246,000	$1,261,550
Oztel Holdings SPC 5.63%, 10/24/23	785,000	830,248
6.63%, 04/24/28	288,000	308,851

		2,760,065

Panama — 0.4%
AES Panama Generation Holdings SRL 4.38%, 05/31/30 (a)	700,000	757,330
Banco General 4.13%, 08/07/27	110,000	124,576
Banistmo 3.65%, 09/19/22	700,000	718,732

		1,600,638

Peru — 1.2%
Banco BBVA Peru 5.00%, 08/26/22	110,000	117,054
Banco de Credito del Peru 4.25%, 04/01/23	1,110,000	1,184,925
Camposol 6.00%, 02/03/27 (a)	400,000	422,904
Credicorp 2.75%, 06/17/25 (a)	1,000,000	1,040,000
Hunt Oil of Peru Sucursal Del Peru 6.38%, 06/01/28	1,361,000	1,507,988
Southern Copper 3.88%, 04/23/25	110,000	122,041
Volcan Cia Minera SAA 5.38%, 02/02/22	213,000	215,665

		4,610,577

Qatar — 2.3%
ABQ Finance MTN 1.88%, 09/08/25	1,000,000	995,900
3.13%, 09/24/24	212,000	222,422
AKCB Finance 4.75%, 10/09/23	1,061,000	1,152,394
CBQ Finance MTN 5.00%, 05/24/23	660,000	714,780

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2020

GLOBAL BONDS (continued)
	Face Amount	Value
Qatar (continued)
Ezdan Sukuk 4.88%, 04/05/22	$1,082,000	$1,022,057
MAR Sukuk 3.03%, 11/13/24	289,000	302,583
Ooredoo International Finance MTN 3.25%, 02/21/23	2,800,000	2,926,000
QNB Finance MTN 3.50%, 03/28/24	1,217,000	1,305,363

		8,641,499

Russia — 2.9%
Credit Bank of Moscow Via CBOM Finance 7.12%, 06/25/24	213,000	234,919
7.50%, VAR USD Swap Semi 30/360 5 Yr Curr+5.416%, 10/05/27 (b)	364,000	365,944
Evraz 5.38%, 03/20/23	1,100,000	1,179,200
Gazprom PJSC via Gaz Finance 3.00%, 06/29/27	2,042,000	2,091,310
MMC Norilsk Nickel Via MMC Finance DAC 4.10%, 04/11/23	700,000	734,381
6.63%, 10/14/22	800,000	872,846
Novatek OAO Via Novatek Finance DAC 4.42%, 12/13/22	700,000	737,432
Sberbank of Russia Via SB Capital 5.13%, 10/29/22	2,230,000	2,347,856
SCF Capital DAC 5.38%, 06/16/23	700,000	746,911
Vnesheconombank Via VEB Finance 5.94%, 11/21/23	700,000	778,051
6.03%, 07/05/22	700,000	747,894

		10,836,744

Saudi Arabia — 1.5%
Almarai Sukuk 4.31%, 03/05/24	213,000	228,600
Dar Al-Arkan Sukuk 6.75%, 02/15/25	672,000	674,688
6.88%, 03/21/23	724,000	738,480
Dar Al-Arkan Sukuk MTN 6.88%, 04/10/22	250,000	254,340

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2020

GLOBAL BONDS (continued)
	Face Amount	Value
Saudi Arabia (continued)
SABIC Capital II BV 4.00%, 10/10/23	$700,000	$754,600
Samba Funding 2.75%, 10/02/24	435,000	452,774
Saudi Arabian Oil 1.25%, 11/24/23 (a)	350,000	354,504
1.63%, 11/24/25 (a)	1,700,000	1,742,034
Saudi Electricity Global Sukuk 3 4.00%, 04/08/24	342,000	371,496

		5,571,516

Singapore — 1.0%
BOC Aviation MTN 1.38%, VAR ICE LIBOR USD 3 Month+1.125%, 09/26/23 (b)	110,000	109,032
3.25%, 04/29/25 (a)	2,800,000	2,965,229
Marble II Pte 5.30%, 06/20/22	500,000	501,875
United Overseas Bank MTN 3.50%, VAR USD Swap Semi 30/360 5 Yr Curr+2.236%, 09/16/26 (b)	200,000	203,118

		3,779,254

South Africa — 1.7%
Anglo American Capital 4.75%, 04/10/27	363,000	428,211
Eskom Holdings SOC MTN 6.35%, 08/10/28	928,000	1,023,213
Fields Orogen Holdings BVI 5.13%, 05/15/24	213,000	235,631
FirstRand Bank 6.25%, VAR USD Swap Semi 30/360 5 Yr Curr+3.561%, 04/23/28 (b)	428,000	442,980
Liquid Telecommunications Financing 8.50%, 07/13/22	212,000	216,240
Mauritius Investments 4.76%, 11/11/24	250,000	263,675
5.37%, 02/13/22	500,000	514,825
Sasol Financing International 4.50%, 11/14/22	365,000	372,191

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2020

GLOBAL BONDS (continued)
	Face Amount	Value
South Africa (continued)
Sasol Financing USA 5.88%, 03/27/24	$642,000	$681,483
6.50%, 09/27/28	628,000	680,124
Transnet SOC 4.00%, 07/26/22	1,400,000	1,415,456

		6,274,029

South Korea — 3.1%
Hanwha Life Insurance 4.70%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.000% (b)(c)	1,375,000	1,425,378
Heungkuk Life Insurance 4.48%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.472% (b)(c)	1,945,000	1,959,646
Kia Motors 3.00%, 04/25/23	321,000	336,907
Kookmin Bank 1.75%, 05/04/25 (a)	1,800,000	1,868,663
Kookmin Bank MTN 4.35%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.639% (b)(c)	726,000	765,982
Korea East-West Power 1.75%, 05/06/25 (a)	1,100,000	1,148,697
Kyobo Life Insurance 3.95%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.091% (b)(c)	212,000	216,878
POSCO 2.75%, 07/15/24	361,000	381,440
SK Hynix 3.00%, 09/17/24	500,000	534,165
SK Innovation 4.13%, 07/13/23	200,000	211,323
Woori Bank MTN 4.25%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.664% (b)(c)	723,000	754,012
4.75%, 04/30/24	474,000	527,622
5.25%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.347% (b)(c)	1,386,000	1,441,870

		11,572,583

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2020

GLOBAL BONDS (continued)
	Face Amount	Value
Spain — 0.4%
EnfraGen Energia Sur 5.38%, 12/30/30 (a)	$1,400,000	$1,452,500

Supranational — 0.7%
Africa Finance MTN 4.38%, 04/17/26	687,000	750,883
Central American Bank for Economic Integration 2.00%, 05/06/25 (a)	1,800,000	1,887,840

		2,638,723

Tanzania — 0.0%
AngloGold Ashanti Holdings 5.13%, 08/01/22	100,000	105,286

Thailand — 0.6%
Bangkok Bank MTN 4.05%, 03/19/24	110,000	119,977
5.00%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.729% (a)(b)(c)	1,700,000	1,778,161
PTT Global Chemical 4.25%, 09/19/22	110,000	115,090
Siam Commercial Bank MTN 2.75%, 05/16/23	200,000	208,535

		2,221,763

Tunisia — 0.3%
Banque Centrale de Tunisie International Bond 5.75%, 01/30/25	1,391,000	1,262,883

Turkey — 3.4%
Akbank T.A.S. 6.80%, 02/06/26 (a)	1,388,000	1,468,504
Arcelik 5.00%, 04/03/23	250,000	259,275
Coca-Cola Icecek 4.22%, 09/19/24	200,000	210,000
KOC Holding 5.25%, 03/15/23	1,765,000	1,822,363
Petkim Petrokimya Holding 5.88%, 01/26/23	709,000	724,234
QNB Finansbank 6.88%, 09/07/24	361,000	393,490

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2020

GLOBAL BONDS (continued)
	Face Amount	Value
Turkey (continued)
QNB Finansbank MTN 4.88%, 05/19/22	$348,000	$354,908
TC Ziraat Bankasi MTN 5.13%, 05/03/22	348,000	349,725
Turk Telekomunikasyon 4.88%, 06/19/24	213,000	219,913
6.88%, 02/28/25	730,000	804,789
Turkcell Iletisim Hizmetleri 5.75%, 10/15/25	417,000	445,158
5.80%, 04/11/28	200,000	212,199
Turkiye Is Bankasi 6.00%, 10/24/22	716,000	721,367
Turkiye Is Bankasi MTN 6.13%, 04/25/24	1,356,000	1,384,679
Turkiye Vakiflar Bankasi TAO 6.50%, 01/08/26 (a)	1,050,000	1,075,513
8.13%, 03/28/24	354,000	377,764
Turkiye Vakiflar Bankasi TAO MTN 5.63%, 05/30/22	417,000	420,348
5.75%, 01/30/23	354,000	356,764
Ulker Biskuvi Sanayi 6.95%, 10/30/25 (a)	850,000	918,612
Yapi ve Kredi Bankasi MTN 5.75%, 02/24/22	219,000	221,705

		12,741,310

Ukraine — 1.4%
Kernel Holding 6.75%, 10/27/27 (a)	1,200,000	1,275,000
Metinvest BV 7.65%, 10/01/27 (a)	1,500,000	1,631,250
8.50%, 04/23/26	1,074,000	1,200,195
MHP Lux 6.95%, 04/03/26	363,000	397,485
Ukraine Railways Via Rail Capital Markets 8.25%, 07/09/24	652,000	678,080

		5,182,010

United Arab Emirates — 5.0%
Abu Dhabi National Energy PJSC 3.63%, 01/12/23	2,350,000	2,480,811

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2020

GLOBAL BONDS (continued)
	Face Amount	Value
United Arab Emirates (continued)
Abu Dhabi National Energy PJSC MTN 3.88%, 05/06/24	$722,000	$785,680
ADCB Finance Cayman MTN 4.00%, 03/29/23	2,000,000	2,130,800
BOS Funding MTN 4.23%, 03/07/22	852,000	877,628
DAE Funding 5.00%, 08/01/24	922,000	945,050
DIB Sukuk 3.63%, 02/06/23	2,100,000	2,193,912
DIFC Sukuk 4.33%, 11/12/24	545,000	572,954
DP World Crescent 3.91%, 05/31/23	361,000	380,855
DP World Salaam 6.00%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+5.750% (b)(c)	1,022,000	1,111,360
EMG SUKUK 4.56%, 06/18/24	446,000	467,738
Emirates NBD Bank PJSC 3.25%, 11/14/22	1,900,000	1,978,679
Fab Sukuk 3.63%, 03/05/23	1,218,000	1,288,571
MAF Global Securities 4.75%, 05/07/24	716,000	779,903
5.50%, VAR USD Swap Semi 30/360 5 Yr Curr+3.476% (b)(c)	902,000	923,644
Mashreqbank PSC MTN 4.25%, 02/26/24	990,000	1,063,287
Rakfunding Cayman MTN 4.13%, 04/09/24	400,000	428,500

		18,409,372

United States — 1.0%
Flex 4.75%, 06/15/25	110,000	124,853
Hyundai Capital America 4.13%, 06/08/23 (a)	1,588,000	1,711,725
Hyundai Capital America MTN 2.75%, 09/27/26	1,772,000	1,881,954

		3,718,532

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2020

GLOBAL BONDS (continued)
	Face Amount	Value
Zambia — 0.3%
First Quantum Minerals 6.88%, 03/01/26	$363,000	$378,427
7.25%, 04/01/23	566,000	583,362

		961,789

Total Global Bonds (Cost $259,459,824)		270,887,930

SOVEREIGN DEBT — 13.6%
Argentina — 0.0%
Provincia de Buenos Aires 9.13%, 03/16/24	500,000	204,375

Armenia — 0.1%
Armenia Government International Bond 7.15%, 03/26/25	213,000	244,754

Bahamas — 0.5%
Bahamas Government International Bond 6.95%, 11/20/29	2,042,000	2,024,153

Bahrain — 0.1%
Bahrain Government International Bond 7.00%, 01/26/26	356,000	413,765

Belarus — 0.2%
Belarus Government International Bond 7.63%, 06/29/27	435,000	478,500
Belarus Ministry of Finance 5.88%, 02/24/26 (a)	350,000	358,414

		836,914

Bolivia — 0.1%
Bolivian Government International Bond 4.50%, 03/20/28	363,000	340,316

Brazil — 0.7%
Brazilian Government International Bond 2.88%, 06/06/25	2,510,000	2,613,563

Costa Rica — 0.8%
Costa Rica Government International Bond 4.38%, 04/30/25	2,050,000	1,911,645
7.16%, 03/12/45	1,018,000	940,388

		2,852,033

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2020

SOVEREIGN DEBT (continued)
	Face Amount	Value
Dominican Republic — 0.8%
Dominican Republic Government International Bond 5.50%, 01/27/25	$1,187,000	$1,336,871
6.88%, 01/29/26	1,327,000	1,600,707

		2,937,578

Ecuador — 0.5%
Ecuador Government International Bond 0.50%, 07/31/30	3,049,000	1,951,360

Egypt — 1.2%
Egypt Government International Bond 5.75%, 05/29/24 (a)	1,450,000	1,551,079
7.63%, 05/29/32 (a)	1,110,000	1,255,410
Egypt Government International Bond MTN 6.13%, 01/31/22	356,000	371,413
6.20%, 03/01/24	1,088,000	1,174,942

		4,352,844

Ghana — 0.2%
Ghana Government International Bond 8.13%, 01/18/26	680,109	761,912

Honduras — 0.1%
Honduras Government International Bond 6.25%, 01/19/27	182,000	210,665
7.50%, 03/15/24	213,000	237,497

		448,162

India — 0.5%
Export-Import Bank of India MTN 4.00%, 01/14/23	1,650,000	1,740,750

Indonesia — 0.1%
Perusahaan Penerbit SBSN Indonesia III 4.33%, 05/28/25	250,000	283,407

Jordan — 0.5%
Jordan Government International Bond 4.95%, 07/07/25 (a)	700,000	742,145
5.85%, 07/07/30	1,027,000	1,131,570

		1,873,715

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2020

SOVEREIGN DEBT (continued)
	Face Amount	Value
Mongolia — 0.3%
Mongolia Government International Bond MTN 5.13%, 12/05/22	$912,000	$946,232

Nigeria — 0.1%
Nigeria Government International Bond MTN 6.50%, 11/28/27	341,000	367,011

Oman — 0.5%
Oman Government International Bond 3.88%, 03/08/22	582,000	585,143
5.63%, 01/17/28	895,000	912,034
Oman Sovereign Sukuk 4.40%, 06/01/24	356,000	366,254

		1,863,431

Pakistan — 0.4%
Third Pakistan International Sukuk 5.63%, 12/05/22	1,400,000	1,431,500

Papua New Guinea — 0.2%
Papua New Guinea Government International Bond 8.38%, 10/04/28	727,000	736,996

Paraguay — 0.2%
Paraguay Government International Bond 4.63%, 01/25/23	600,000	645,000

Qatar — 0.5%
Qatar Government International Bond 3.40%, 04/16/25 (a)	1,800,000	1,984,500

Romania — 0.4%
Romanian Government International Bond MTN 6.75%, 02/07/22	1,580,000	1,684,912

Saudi Arabia — 0.9%
Saudi Government International Bond MTN 2.90%, 10/22/25 (a)	1,000,000	1,077,350
3.25%, 10/26/26	1,846,000	2,044,814
3.25%, 10/22/30 (a)	200,000	220,564

		3,342,728

Senegal — 0.2%
Senegal Government International Bond 6.25%, 07/30/24	680,000	747,391

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2020

SOVEREIGN DEBT (continued)
	Face Amount	Value
South Africa — 0.2%
South Africa Government International Bond 4.85%, 09/27/27	$688,000	$743,233

Sri Lanka — 0.3%
Sri Lanka Government International Bond 5.88%, 07/25/22	1,385,000	951,246

Trinidad & Tobago — 0.1%
Trinidad & Tobago Government International Bond 4.50%, 08/04/26	213,000	233,770

Turkey — 2.4%
Turkey Government International Bond 3.25%, 03/23/23	364,000	362,471
5.75%, 03/22/24	4,571,000	4,809,149
6.00%, 03/25/27	1,363,000	1,445,028
6.25%, 09/26/22	716,000	748,721
6.38%, 10/14/25	855,000	922,314
Turkiye Ihracat Kredi Bankasi 4.25%, 09/18/22	727,000	721,099

		9,008,782

United Arab Emirates — 0.5%
Abu Dhabi Government International Bond MTN 0.75%, 09/02/23 (a)	700,000	701,750
Sharjah Sukuk Program MTN 3.85%, 04/03/26	990,000	1,076,235

		1,777,985

Total Sovereign Debt (Cost $48,240,899)		50,344,318

U.S. TREASURY OBLIGATION — 5.1%

U.S. Treasury Bills 0.07%, 2/11/2021 (d)	19,000,000	18,998,797

Total U.S. Treasury Obligation (Cost $18,998,433)		18,998,797

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2020

COMMON STOCK — 4.3%
	Shares	Value
Argentina — 0.2%
MercadoLibre *	511	$856,037

Brazil — 0.3%
StoneCo, Cl A *	11,034	925,973

China — 0.7%
21Vianet Group ADR *	56,789	1,970,011
iQIYI ADR *	43,894	767,267

		2,737,278

Germany — 0.4%
Delivery Hero *(a)	5,338	828,183
Zalando *(a)	6,494	722,411

		1,550,594

Hong Kong — 0.6%
Galaxy Entertainment Group	77,000	598,424
Meituan, Cl B *	20,100	763,818
Wuxi Biologics Cayman *(a)	67,500	895,072

		2,257,314

Netherlands — 0.2%
Adyen *(a)	357	830,821

Sweden — 0.2%
Evolution Gaming Group (a)	6,917	701,822

Taiwan — 0.3%
Sea ADR *	5,655	1,125,628

United States — 1.4%
Consumer Discretionary — 0.4%
Amazon.com *	463	1,507,958

Financial — 0.4%
Citigroup	6,546	403,627
Wells Fargo	32,485	980,397

		1,384,024

Information Technology — 0.6%
Nuance Communications *	17,256	760,817
PayPal Holdings *	3,380	791,596

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2020

COMMON STOCK (continued)
	Shares	Value
Shopify, Class A *	500	$565,975

		2,118,388

		5,010,370

Total Common Stock (Cost $12,085,108)		15,995,837

Total Investments - 96.1%		$356,226,882

(Cost $338,784,264)
Other Assets & Liabilities, Net - 3.9%		14,400,941

Net Assets - 100.0%		$370,627,823

The open futures contracts held by the Fund at December 31, 2020, are as follows:
Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
CBOE Volatility Index	34	Mar-2021	$899,801	$876,350	$(23,451)
MSCI Emerging Markets	(54)	Mar-2021	(3,386,995)	(3,478,140)	(91,145)
NASDAQ 100 Index E-MINI	(18)	Mar-2021	(4,561,235)	(4,638,780)	(77,545)
Russell 2000 Index E-MINI	17	Mar-2021	1,687,686	1,678,580	(9,106)
S&P 500 Index E-MINI	17	Mar-2021	3,165,661	3,186,480	20,819
U.S. Ultra Long Treasury Bond	(3)	Mar-2021	(636,935)	(640,688)	(3,753)

			$(2,832,017)	$(3,016,198)	$(184,181)

The open forward foreign currency contracts held by the Fund at December 31, 2020, are as follows:
Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation/ (Depreciation)

Barclays PLC	03/09/21	USD	1,016,954	KZT	435,917,174	$5,048

Goldman Sachs	01/08/21 - 04/09/21	USD	4,069,544	INR	300,865,452	25,555

Goldman Sachs	01/08/21	INR	148,719,448	USD	2,034,772	813

Goldman Sachs	06/16/21	HKD	32,368,473	USD	4,175,500	(742)

JPMorgan Chase	01/19/21	USD	186,000	SEK	1,539,706	1,184

JPMorgan Chase	01/19/21	SEK	7,034,698	USD	840,000	(15,217)

JPMorgan Chase	03/17/21	EUR	1,785,000	USD	2,175,843	(8,603)

JPMorgan Chase	06/14/21	KRW	808,309,700	USD	743,000	295

						$8,333

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2020

The open centrally cleared swap agreements held by the Fund at December 31, 2020, are as follows:

Credit Default Swap
Reference Entity/Obligation	Buy/ Sell Protection	(Pays)/ Receives Rate	Payment Frequency	Termination Date	Notional Amount	Value	Upfront Payments/ Receipts	Net Unrealized Depreciation
CDX.EM.34	Buy	1.00%	Quarterly	12/20/2025	3,400,000	$81,685	$170,155	$(88,470)
CDX.NA.HY.35	Buy	5.00%	Quarterly	12/20/2025	13,612,000	(1,269,443)	(1,145,116)	(124,327)

						$(1,187,758)	$(974,961)	$(212,797)

The open OTC swap agreements held by the Fund at December 31, 2020, are as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount	Value	Upfront Payments	Net Unrealized Appreciation (Depreciation)
JPMorgan Chase	BRL @ 5.9%	BZDIOVRA INDEX	Monthly	01/03/2025	BRL	44,403,649	$(2,621)	$–	$(2,621)
JPMorgan Chase	BZDIOVRA INDEX	BRL @ 6.98%	Monthly	01/03/2029	BRL	22,864,296	2,131	–	2,131

							$(490)	$–	$(490)

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount	Value	Upfront Payments/ Receipts	Net Unrealized Appreciation (Depreciation)
JPMorgan Chase	BOVESPA Index	USD FED-FUNDS	INDEX RETURN	Annually	02/18/2021	BRL	(3,787,850)	$(126,729)	$–	$(126,729)
Bank of America	Brasil Bolsa Balcao	1MLIBOR	B3 SA-BRASIL BOLSA BALCAO	Annually	04/27/2022	USD	(102,595)	75,192	–	75,192
Bank of America	Brasil Bolsa Balcao	1MLIBOR	B3 SA-BRASIL BOLSA BALCAO	Annually	05/11/2022	BRL	(164,737)	143,108	–	143,108
Bank of America	Brasil Bolsa Balcao	1MLIBOR	B3 SA-BRASIL BOLSA BALCAO	Annually	05/19/2022	BRL	(171,394)	109,007	–	109,007
Bank of America	DJ STOXX 600**	TOTAL RETURN SX8P INDEX	1M EURIBOR	Annually	11/28/2022	EUR	81,888	(5,421)	–	(5,421)
Bank of America	DJ STOXX 600**	TOTAL RETURN SX8P INDEX	1M EURIBOR	Annually	11/28/2022	EUR	135,520	(9,964)	–	(9,964)
Bank of America	DJ STOXX 600**	TOTAL RETURN SX8P INDEX	1M EURIBOR	Annually	11/21/2022	EUR	618,216	(60,411)	–	(60,411)
Bank of America	DJ STOXX 600**	TOTAL RETURN SX8P INDEX	1M EURIBOR	Annually	09/19/2022	EUR	312,235	(19,749)	–	(19,749)
Bank of America	DJ STOXX 600**	TOTAL RETURN SX8P INDEX	1M EURIBOR	Annually	08/11/2022	EUR	1,449,826	(88,753)	–	(88,753)
Bank of America	DJ STOXX 600**	TOTAL RETURN SX8P INDEX	1M EURIBOR	Annually	10/24/2022	EUR	242,661	(19,933)	–	(19,933)
JPMorgan Chase	Kakao Corp	1MLIBOR	KAKAO CORP	Annually	05/23/2022	USD	(379,542)	391,909	–	391,909
Bank of America	Magazine Luiza	1MLIBOR	MAGAZINE LUIZA SA	Annually	05/19/2022	BRL	(176,663)	157,941	–	157,941
Bank of America	Magazine Luiza	1MLIBOR	MAGAZINE LUIZA SA	Annually	05/11/2022	USD	(167,946)	168,582	–	168,582
Bank of America	Magazine Luiza	1MLIBOR	MAGAZINE LUIZA SA	Annually	04/27/2022	USD	(22,236)	27,282	–	27,282
Bank of America	Pet Center	1MLIBOR	PET CENTER COMERCIO E PARTICIPACOES	Annually	11/25/2022	USD	(209,752)	10,862	–	10,862
Bank of America	Pet Center	1MLIBOR	PET CENTER COMERCIO E PARTICIPACOES	Annually	11/28/2022	USD	(188,063)	7,915	–	7,915
Bank of America	Pet Center	1MLIBOR	PET CENTER COMERCIO E PARTICIPACOES	Annually	11/28/2022	USD	(353,170)	3,487	–	3,487
Bank of America	RAIA Drogasil SA	1MLIBOR	RAIA DROGASIL SA	Annually	08/12/2022	USD	(549,420)	98,176	–	98,176
Bank of America	TOTVS	1MLIBOR	TOTVS SA	Annually	12/05/2022	USD	(732,926)	93,985	–	93,985
Bank of America	TT Equity	1MLIBOR	2454 TT EQUITY	Annually	06/06/2022	USD	(465,449)	278,901	–	278,901

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2020

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount	Value	Upfront Payments/ Receipts	Net Unrealized Appreciation (Depreciation)
Goldman Sachs	WIZZ LN	GBP-LIBOR-BBA	WIZZ LN EQUITY	Annually	11/18/2022	GBP	(137,312)	$4,304	$–	$4,304
Goldman Sachs	WIZZ LN	GBP-LIBOR-BBA	WIZZ LN EQUITY	Annually	11/18/2022	GBP	(137,143)	6,469	–	6,469
Goldman Sachs	WIZZ LN	GBP-LIBOR-BBA	WIZZ LN EQUITY	Annually	11/18/2022	GBP	(139,142)	1,801	–	1,801
Goldman Sachs	Zoom Video	ZOOM VIDEO	1MLIBOR	Annually	12/19/2022	USD	1,148,778	175,515	–	175,515
Bank of America	Zoom Video	1MLIBOR	ZM US EQUITY	Annually	12/23/2022	USD	745,456	47,862	–	47,862

								$1,471,338	$–	$1,471,338

**The following table represents the individual common stock exposure comprising the Bank of America Equity Basket Swaps at December 31, 2020:

Equity Basket Swaps
Shares	Description	Notional Amount	Unrealized Depreciation	Fair Value	Percentage of Basket
SX8PR Index

29	Alten SA	$12,971	$(933)	$(933)	0.46%
450	Amadeus IT Group SA	129,094	(9,282)	(9,282)	4.55%
274	ams AG	23,609	(1,698)	(1,698)	0.83%
47	ASM International NV	40,777	(2,932)	(2,932)	1.44%
426	ASML Holding NV	814,167	(58,541)	(58,541)	28.66%
110	Atos SE	39,574	(2,846)	(2,846)	1.39%
969	Auto Trader Group PLC	31,028	(2,231)	(2,231)	1.09%
671	Avast PLC	19,388	(1,394)	(1,394)	0.68%
115	AVEVA Group PLC	19,703	(1,417)	(1,417)	0.69%
73	BE Semiconductor Industries NV	17,312	(1,245)	(1,245)	0.61%
27	Bechtle AG	23,425	(1,684)	(1,684)	0.82%
169	Capgemini SE	103,376	(7,433)	(7,433)	3.64%
141	Dassault Systemes SE	112,677	(8,102)	(8,102)	3.97%
71	Dialog Semiconductor PLC	15,324	(1,102)	(1,102)	0.54%
283	Hexagon AB	101,642	(7,308)	(7,308)	3.58%
1,306	Infineon Technologies AG	197,227	(14,181)	(14,181)	6.94%
118	Just Eat Takeaway.com NV	52,335	(3,763)	(3,763)	1.84%
173	Logitech International SA	66,127	(4,755)	(4,755)	2.33%
60	Nemetschek SE	17,329	(1,246)	(1,246)	0.61%
45	Netcompany Group A/S	18,073	(1,300)	(1,300)	0.64%
445	Prosus NV	189,038	(13,592)	(13,592)	6.66%
1,121	Sage Group PLC/The	35,045	(2,520)	(2,520)	1.23%
832	SAP SE	429,454	(30,879)	(30,879)	15.12%
79	Schibsted ASA	13,340	(959)	(959)	0.47%
98	Scout24 AG	31,563	(2,269)	(2,269)	1.11%
21	Siltronic AG	12,789	(920)	(920)	0.45%
41	SimCorp A/S	23,711	(1,705)	(1,705)	0.83%
44	Sinch AB	28,009	(2,014)	(2,014)	0.99%
100	Softwareone Holding AG	11,654	(838)	(838)	0.41%
23	SOITEC	17,654	(1,269)	(1,269)	0.62%
16	Sopra Steria Group	10,134	(729)	(729)	0.36%
661	STMicroelectronics NV	97,088	(6,981)	(6,981)	3.42%
145	TeamViewer AG	30,593	(2,200)	(2,200)	1.08%
67	Temenos AG	36,564	(2,629)	(2,629)	1.29%
112	United Internet AG	18,552	(1,334)	(1,334)	0.65%

		$$2,840,346	$(204,231)	$(204,231)	100.00%

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2020

*	Non-income producing security.
(a)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At December 31, 2020, these securities amounted to $55,668,523 or 15.0% of net assets.

(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(c)	Perpetual security with no stated maturity date.
(d)	Rate shown represents the effective yield to maturity at date of purchase.

ADR — American Depositary Receipt

BBA — British Bankers Association

BRL — Brazilian Real

CBOE — Chicago Board Options Exchange

Cl — Class

DAC — Designated Activity Company

EUR — Euro

EURIBOR — European Interbank Offered Rate

GBP — British Pound

HKD — Hong Kong Dollar

ICE — Intercontinental Exchange

INR — Indian Rupee

JSC — Joint Stock Company

KRW — Korean Won

KZT — Kazakhstani Tenge

LIBOR— London Interbank Offered Rate

MSCI — Morgan Stanley Capital International

MTN — Medium Term Note

NASDAQ — National Association of Securities Dealers Automated Quotations

OTC — Over The Counter

PJSC — Public Joint Stock Company

PLC — Public Liability Company

S&P — Standard & Poor’s

SEK — Swedish Krona

USD — U.S. Dollar

ULC — Unlimited Liability Company

VAR — Variable Rate

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2020

The following table summarizes the inputs used as of December 31, 2020, in valuing the Fund’s investments and other financial instruments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Global Bonds	$–	$270,887,930	$–	$270,887,930
Sovereign Debt	–	50,344,318	–	50,344,318
U.S. Treasury Obligation	–	18,998,797	–	18,998,797
Common Stock	15,995,837	–	–	15,995,837

Total Investments in Securities	$15,995,837	$340,231,045	$–	$356,226,882

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$20,819	$–	$–	$20,819
Unrealized Depreciation	(205,000)	–	–	(205,000)
Forwards Contracts*
Unrealized Appreciation	–	32,895	–	32,895
Unrealized Depreciation	–	(24,562)	–	(24,562)
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Depreciation	–	(212,797)	–	(212,797)
OTC Swaps
Interest Rate Swaps*
Unrealized Appreciation	–	2,131	–	2,131
Unrealized Depreciation	–	(2,621)	–	(2,621)
Total Return Swaps*
Unrealized Appreciation	–	1,802,298	–	1,802,298
Unrealized Depreciation	–	(330,960)	–	(330,960)

Total Other Financial Instruments	$(184,181)	$1,266,384	$–	$1,082,203

*Futures contracts, forwards contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Amounts designated as “—” are $0.

For the year ended December 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND DECEMBER 31, 2020

SECTOR WEIGHTINGS (Unaudited)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 82.8%
	Shares	Value
China — 3.0%
21Vianet Group ADR *	23,691	$821,841
Alibaba Group Holding ADR *	3,130	728,445

		1,550,286

Hong Kong — 2.4%
Melco Resorts & Entertainment ADR	67,833	1,258,302

Japan — 6.3%
Murata Manufacturing	10,600	956,777
Plaid *	5,300	190,688
Sony	21,100	2,101,724

		3,249,189

United Kingdom — 2.1%
Everarc Holdings *	76,048	1,064,672

United States — 69.0%
Communication Services — 15.1%
Activision Blizzard	13,542	1,257,375
Altice USA, Class A *	28,554	1,081,340
Charter Communications, Class A *	797	527,255
Comcast, Class A	11,386	596,626
Gogo *	48,126	463,453
Take-Two Interactive Software *	5,444	1,131,209
T-Mobile US *	14,680	1,979,598
Walt Disney	4,449	806,070

		7,842,926

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND DECEMBER 31, 2020

COMMON STOCK (continued)
	Shares	Value
Consumer Discretionary — 7.2%
Amazon.com *	331	$1,078,044
ContextLogic, Class A *	12,723	232,068
Farfetch, Class A *	11,701	746,641
Lithia Motors, Class A	3,760	1,100,439
Wynn Resorts	5,097	575,094

		3,732,286

Financial — 1.0%
Aon, Class A	2,476	523,104

Health Care — 4.5%
Certara *	68,955	2,325,163

Industrial — 8.4%
AECOM *	24,209	1,205,124
Owens Corning	14,525	1,100,414
XPO Logistics *	17,221	2,052,743

		4,358,281

Industrials — 4.1%
WillScot Mobile Mini Holdings, Class A *	90,950	2,107,311

Information Technology — 22.5%
Crowdstrike Holdings, Class A *	3,235	685,238
Fidelity National Information Services	11,248	1,591,142
Fiserv *	9,259	1,054,230
Flex *	57,747	1,038,291
Micron Technology *	27,322	2,054,068
Microsoft	4,625	1,028,693
nCino *	3,085	223,385
Nuance Communications *	54,016	2,381,565
PubMatic, Class A *	16,425	459,243
QUALCOMM	7,651	1,165,553

		11,681,408

Materials — 6.2%
Constellium, Class A *	135,118	1,890,301
Freeport-McMoRan	51,037	1,327,983

		3,218,284

		35,788,763

Total Common Stock (Cost $32,610,748)		42,911,212

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND DECEMBER 31, 2020

U.S. TREASURY OBLIGATION — 7.7%
	Face Amount	Value
U.S. Treasury Bills 0.08%, 2/11/2021 (a)	$4,000,000	$3,999,747

Total U.S. Treasury Obligation (Cost $3,999,638)		3,999,747

EXCHANGE-TRADED FUND — 4.9%
	Shares
United States — 4.9%
Financial Select Sector SPDR Fund	85,921	2,532,951

Total Exchange-Traded Fund (Cost $2,076,598)		2,532,951

WARRANTS — 0.0%
	Number of Warrants
United Kingdom — 0.0%
Everarc Holdings, Expires 12/01/2022*	76,161	761

Total Warrants (Cost $764)		761

Total Investments - 95.4%		$49,444,671

(Cost $38,687,748)
	Contracts
Purchased Options (b) — 0.2%
Total Purchased Options (Cost $168,328)	598	$121,227

Written Options (b) — (0.1)%

Total Written Options (Premiums $(90,899))	(986)	(56,470)

Other Assets & Liabilities, Net - 4.5%		2,314,492

Net Assets - 100.0%		$51,823,920

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND DECEMBER 31, 2020

The open option contracts held by the Fund at December 31, 2020, are as follows:

PURCHASED OPTIONS — 0.2%

	Contracts	Notional Amount^	Strike Price	Expiration Date	Value
Call Option

UNITED STATES — 0.2%

KBW Bank Index*	565	$103,395	$100	01/15/21	$67,800

Put Options

UNITED STATES — 0.0%

Russell 2000 Index*	22	43,174	1,940	01/08/21	$37,906
S&P 500 Index*	11	21,758	3,660	01/08/21	15,521

					53,427

Total Purchased Options					$121,227

WRITTEN OPTIONS — (0.1)%

	Contracts	Notional Amount^	Strike Price	Expiration Date	Value
Call Options

UNITED STATES — (0.1)%

Freeport-McMoran*	(388)	$(19,205)	$28	01/08/21	$(7,760)
KBW Bank Index*	(565)	(46,330)	105	01/15/21	(28,250)

					$(36,010)

Put Options

UNITED STATES — 0.0%

Russell 2000 Index*	(22)	(16,817)	1,880	01/08/21	$(15,092)
S&P 500 Index*	(11)	(8,547)	3,550	01/08/21	(5,368)

					(20,460)

Total Written Options					$(56,470)

^ Represents amortized cost.

The open futures contracts held by the Fund at December 31, 2020, are as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Nikkei 225 Index	7	Mar-2021	$935,054	$963,725	$28,671
S&P 500 Index E-MINI	(11)	Mar-2021	(2,045,524)	(2,061,840)	(16,316)

			$(1,110,470)	$(1,098,115)	$12,355

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND DECEMBER 31, 2020

The open forward foreign currency contracts held by the Fund at December 31, 2020, are as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation/ (Depreciation)
Goldman Sachs	03/17/21	USD	325,220	HKD	2,521,000	$21
Goldman Sachs	03/17/21	USD	325,637	HKD	2,524,037	(4)
Goldman Sachs	03/17/21	HKD	10,173,037	USD	1,312,448	(5)
Goldman Sachs	03/17/21	JPY	24,700,000	USD	239,054	(372)
JPMorgan Chase Bank	03/17/21	GBP	500,000	USD	671,682	(12,396)
JPMorgan Chase Bank	03/17/21	JPY	6,183,000	USD	59,525	(409)
Morgan Stanley	03/17/21	USD	87,267	JPY	9,000,870	(18)
Morgan Stanley	03/17/21	EUR	320,000	USD	393,024	1,415
Morgan Stanley	03/17/21	USD	565,053	HKD	4,380,000	23
Morgan Stanley	03/17/21	CNY	2,250,000	USD	339,251	(4,358)
Morgan Stanley	03/17/21	JPY	8,000,000	USD	77,720	173
Morgan Stanley	03/17/21	JPY	308,112,870	USD	2,974,898	(11,748)

						$(27,678)

The open OTC swap agreements held by the Fund at December 31, 2020, are as follows:

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount	Value	Upfront Payments/ Receipts	Net Unrealized Appreciation (Depreciation)
Goldman Sachs	Airbus SE	EUR-EURIBOR- Telerate	4012250	Annually	10/03/2024	EUR	(82,539)	$2,716	$–	$2,716
Goldman Sachs	Airbus SE	EUR-EURIBOR- Telerate	4012250	Annually	10/03/2024	EUR	(58,437)	5,723	–	5,723
Goldman Sachs	Airbus SE	EUR-EURIBOR- Telerate	4012250	Annually	10/03/2024	EUR	(38,178)	3,489	–	3,489
Goldman Sachs	Airbus SE	EUR-EURIBOR- Telerate	4012250	Annually	10/03/2024	EUR	(71,851)	14,452	–	14,452
Goldman Sachs	Airbus SE	EUR-EURIBOR- Telerate	4012250	Annually	10/03/2024	EUR	(195,464)	14,708	–	14,708
Goldman Sachs	Airbus SE	EUR-EURIBOR- Telerate	4012250	Annually	10/03/2024	EUR	(359,397)	(101,837)	–	(101,837)
Goldman Sachs	Airbus SE	EUR-EURIBOR- Telerate	4012250	Annually	10/03/2024	EUR	(93,821)	(22,903)	–	(22,903)
Morgan Stanley	AMS AG	LIBOR-1M	BPF0548	Annually	10/26/2022	CHF	(693,503)	(54,451)	–	(54,451)
Morgan Stanley	CSI 500 NTR**	FEDEF-1D	CSIN0905	Annually	11/24/2021	USD	(344,370)	3,453	–	3,453
Goldman Sachs	Delivery Hero SE	EUR-EURIBOR- Telerate	BZCNB42	Annually	07/13/2022	EUR	(108,813)	(1,983)	–	(1,983)
Goldman Sachs	Delivery Hero SE	EUR-EURIBOR- Telerate	BZCNB42	Annually	07/13/2022	EUR	(218,937)	11,653	–	11,653
Goldman Sachs	Delivery Hero SE	EUR-EURIBOR- Telerate	BZCNB42	Annually	07/13/2022	EUR	(62,396)	16,718	–	16,718
Goldman Sachs	Delivery Hero SE	EUR-EURIBOR- Telerate	BZCNB42	Annually	07/13/2022	EUR	(79,172)	29,581	–	29,581
Goldman Sachs	Delivery Hero SE	EUR-EURIBOR- Telerate	BZCNB42	Annually	07/13/2022	EUR	(98,696)	31,021	–	31,021
Goldman Sachs	Delivery Hero SE	EUR-EURIBOR- Telerate	BZCNB42	Annually	07/13/2022	EUR	(58,836)	20,288	–	20,288
Goldman Sachs	Delivery Hero SE	EUR-EURIBOR- Telerate	BZCNB42	Annually	07/13/2022	EUR	(92,491)	31,620	–	31,620
Goldman Sachs	Delivery Hero SE	EUR-EURIBOR- Telerate	BZCNB42	Annually	07/13/2022	EUR	(203,678)	70,500	–	70,500
Goldman Sachs	Delivery Hero SE	EUR-EURIBOR- Telerate	BZCNB42	Annually	07/13/2022	EUR	(58,953)	19,992	–	19,992
Goldman Sachs	Delivery Hero SE	EUR-EURIBOR- Telerate	4012250	Annually	07/13/2022	EUR	(42,015)	14,461	–	14,461
Goldman Sachs	Delivery Hero SE	EUR-EURIBOR- Telerate	BZCNB42	Annually	07/13/2022	EUR	(139,320)	46,872	–	46,872

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND DECEMBER 31, 2020

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount	Value	Upfront Payments/ Receipts	Net Unrealized Appreciation (Depreciation)
Goldman Sachs	Delivery Hero SE	EUR-EURIBOR- Telerate	BZCNB42	Annually	07/13/2022	EUR	(92,798)	$33,417	$–	$33,417
Bank of America	Enersys	29275Y102	1M LIBOR	Annually	07/19/2022	USD	99,952	(24,225)	–	(24,225)
Bank of America	Enersys	29275Y102	1M LIBOR	Annually	11/02/2022	USD	109,619	(19,624)	–	(19,624)
Bank of America	Enersys	29275Y102	1M LIBOR	Annually	11/09/2022	USD	45,839	(1,922)	–	(1,922)
JPMorgan Chase	Evolution Gaming Group	SEK_STIBOR_BBA	BJXSCH4	Annually	07/22/2022	SEK	(2,136,996)	59,871	–	59,871
Goldman Sachs	Flutter Entertainment	1M GBP-LIBOR-BBA	BWXC0Z1	Annually	06/02/2025	GBP	(159,880)	17,302	–	17,302
Goldman Sachs	Flutter Entertainment	1M GBP-LIBOR-BBA	BWXC0Z1	Annually	06/02/2025	GBP	(131,047)	1,773	–	1,773
Goldman Sachs	Flutter Entertainment	1M GBP-LIBOR-BBA	BWXC0Z1	Annually	06/02/2025	GBP	(131,892)	20,660	–	20,660
Goldman Sachs	Flutter Entertainment	EUR-EURIBOR- Telerate	BZCNB42	Annually	06/02/2025	GBP	(407,434)	276,265	–	276,265
Goldman Sachs	Flutter Entertainment	1M GBP-LIBOR-BBA	BWXC0Z1	Annually	06/02/2025	GBP	(95,488)	6,395	–	6,395
Goldman Sachs	Flutter Entertainment	1M GBP-LIBOR-BBA	BWXC0Z1	Annually	06/02/2025	GBP	(50,801)	31,144	–	31,144
Goldman Sachs	Flutter Entertainment	1M GBP-LIBOR-BBA	BWXC0Z1	Annually	06/02/2025	GBP	(28,368)	8,931	–	8,931
Goldman Sachs	Flutter Entertainment	1M GBP-LIBOR-BBA	BWXC0Z1	Annually	06/02/2025	GBP	(443,709)	104,143	–	104,143
Bank of America	GSX Tech Education Inc	36257Y109	1M LIBOR	Annually	12/12/2022	USD	73,939	9,990	–	9,990
Bank of America	GSX Tech Education Inc	36257Y109	1M LIBOR	Annually	12/01/2022	USD	73,939	12,137	–	12,137
Bank of America	GSX Tech Education Inc	36257Y109	1M LIBOR	Annually	12/20/2022	USD	51,757	1,182	–	1,182
Bank of America	GSX Tech Education Inc	36257Y109	1M LIBOR	Annually	11/17/2022	USD	115,923	10,628	–	10,628
Bank of America	GSX Tech Education Inc	36257Y109	1M LIBOR	Annually	11/17/2022	USD	286	27	–	27
Bank of America	GSX Tech Education Inc	36257Y109	1M LIBOR	Annually	12/23/2022	USD	76,693	2,028	–	2,028
Bank of America	GSX Tech Education Inc	36257Y109	1M LIBOR	Annually	12/19/2022	USD	50,635	4,509	–	4,509
Bank of America	GSX Tech Education Inc	36257Y109	1M LIBOR	Annually	12/12/2022	USD	97,455	12,956	–	12,956
Morgan Stanley	JD.com Inc	FEDEF-1D	47215P106	Annually	10/05/2021	USD	(258,106)	107,718	–	107,718
Morgan Stanley	JD.com Inc	FEDEF-1D	47215P106	Annually	10/05/2022	USD	(177,065)	(2,506)	–	(2,506)
Morgan Stanley	Just Eat Takeaway	1M EURIBOR	BYQ7HZ6	Annually	10/26/2022	EUR	(86,788)	(2,286)	–	(2,286)
JPMorgan Chase	Max Stock	ILS_LIBOR_BBA	BMC5RW7	Annually	09/19/2022	ILS	(1,174,800)	68,535	–	68,535
Bank of America	Monro	610236101	1M LIBOR	Annually	11/09/2022	USD	88,248	(17,928)	–	(17,928)
Bank of America	Monro	610236101	1M LIBOR	Annually	07/27/2022	USD	21,872	1,938	–	1,938
Bank of America	Monro	610236101	1M LIBOR	Annually	10/27/2022	USD	92,664	(25,504)	–	(25,504)
Bank of America	Monro	610236101	1M LIBOR	Annually	10/26/2022	USD	49,059	(16,075)	–	(16,075)
Bank of America	Monro	610236101	1M LIBOR	Annually	07/27/2022	USD	68,936	2,044	–	2,044
Bank of America	Monro	610236101	1M LIBOR	Annually	12/07/2022	USD	74,522	(7,615)	–	(7,615)
Bank of America	Monro	610236101	1M LIBOR	Annually	08/04/2022	USD	84,842	1,319	–	1,319
Morgan Stanley	MSCI ACWI Index TRS**	3M USD LIBOR -17.5BPS	M1CXADB	Annually	10/05/2021	USD	(1,844,975)	232,731	–	232,731
Bank of America	NY Times Co	650111107	1M LIBOR	Annually	11/14/2022	USD	114,846	(34,512)	–	(34,512)
Bank of America	NY Times Co	650111107	1M LIBOR	Annually	11/09/2022	USD	22,224	(8,062)	–	(8,062)
Goldman Sachs	Ormat Tech Inc	686688102	1M USD-LIBOR-BBA	Annually	04/23/2025	USD	81,056	(33,339)	–	(33,339)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND DECEMBER 31, 2020

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount	Value	Upfront Payments/ Receipts	Net Unrealized Appreciation (Depreciation)
Goldman Sachs	Ormat Tech Inc	686688102	1M USD-LIBOR-BBA	Annually	04/23/2025	USD	116,693	$(31,559)	$–	$(31,559)
Goldman Sachs	Ormat Tech Inc	686688102	1M USD-LIBOR-BBA	Annually	04/23/2025	USD	20,655	(5,709)	–	(5,709)
Goldman Sachs	Ormat Tech Inc	686688102	1M USD-LIBOR-BBA	Annually	04/23/2025	USD	50,368	(22,946)	–	(22,946)
Goldman Sachs	Ormat Tech Inc	686688102	1M USD-LIBOR-BBA	Annually	04/23/2025	USD	49,277	(15,369)	–	(15,369)
Goldman Sachs	Ormat Tech Inc	686688102	1M USD-LIBOR-BBA	Annually	04/23/2025	USD	50,466	(6,595)	–	(6,595)
Goldman Sachs	Ormat Tech Inc	686688102	1M USD-LIBOR-BBA	Annually	04/23/2025	USD	65,152	(22,247)	–	(22,247)
Goldman Sachs	Ormat Tech Inc	686688102	1M USD-LIBOR-BBA	Annually	04/23/2025	USD	63,745	(20,132)	–	(20,132)
Bank of America	Packaging Corp of America	695156109	1M LIBOR	Annually	11/09/2022	USD	132,143	(8,993)	–	(8,993)
Bank of America	Packaging Corp of America	695156109	1M LIBOR	Annually	11/02/2022	USD	107,713	(16,752)	–	(16,752)
Bank of America	Packaging Corp of America	695156109	1M LIBOR	Annually	07/27/2022	USD	85,893	(39,684)	–	(39,684)
Bank of America	Packaging Corp of America	695156109	1M LIBOR	Annually	07/27/2022	USD	25,663	(9,760)	–	(9,760)
Bank of America	Porsche Automobile	1M EURIBOR	7101069	Annually	06/02/2022	EUR	(251,220)	31,483	–	31,483
Bank of America	Porsche Automobile	1M EURIBOR	7101069	Annually	05/30/2022	EUR	(18,255)	$2,434	–	2,434
Bank of America	Porsche Automobile	1M EURIBOR	7101069	Annually	11/16/2022	EUR	(47,544)	(134)	–	(134)
Morgan Stanley	Quaker Chemical Corp	747316107	FEDEF-1D	Annually	10/11/2022	USD	232,256	(19,621)	–	(19,621)
Morgan Stanley	Quaker Chemical Corp	747316107	FEDEF-1D	Annually	10/05/2021	USD	195,701	(105,839)	–	(105,839)
Morgan Stanley	Red Bubble Ltd	BBSW-1M	BYN5902	Annually	11/24/2022	AUD	(325,755)	29,564	–	29,564
Goldman Sachs	Safran SA	EUR-EURIBOR- Telerate	B058TZ6	Annually	10/03/2024	EUR	(62,897)	(55)	–	(55)
Goldman Sachs	Safran SA	EUR-EURIBOR- Telerate	B058TZ6	Annually	10/03/2024	EUR	(98,845)	(620)	–	(620)
Goldman Sachs	Safran SA	EUR-EURIBOR- Telerate	B058TZ6	Annually	10/03/2024	EUR	(190,947)	(2,780)	–	(2,780)
Goldman Sachs	Safran SA	EUR-EURIBOR- Telerate	B058TZ6	Annually	10/03/2024	EUR	(56,217)	20,709	–	20,709
Goldman Sachs	Safran SA	EUR-EURIBOR- Telerate	B058TZ6	Annually	10/03/2024	EUR	(56,488)	(11,206)	–	(11,206)
Goldman Sachs	Safran SA	EUR-EURIBOR- Telerate	B058TZ6	Annually	10/03/2024	EUR	(44,858)	(8,900)	–	(8,900)
Goldman Sachs	Safran SA	EUR-EURIBOR- Telerate	B058TZ6	Annually	10/03/2024	EUR	(10,439)	(2,260)	–	(2,260)
Goldman Sachs	Safran SA	EUR-EURIBOR- Telerate	B058TZ6	Annually	10/03/2024	EUR	(57,093)	(1,322)	–	(1,322)
Morgan Stanley	Snap-On Inc	833034101	FEDEF-1D	Annually	10/11/2022	USD	352,620	(22,871)	–	(22,871)
Bank of America	Volkswageon AG	5497168	1M EURIBOR	Annually	06/02/2022	EUR	250,677	(26,169)	–	(26,169)
Bank of America	Volkswageon AG	5497168	1M EURIBOR	Annually	05/30/2022	EUR	30,010	(4,121)	–	(4,121)
Bank of America	Volkswageon AG	5497168	1M EURIBOR	Annually	11/16/2022	EUR	50,987	274	–	274

								$668,938	$–	$668,938

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND DECEMBER 31, 2020

**The following tables represent the individual common stock exposure comprising the Morgan Stanley Equity Basket Swaps at December 31, 2020:

Equity Basket Swaps

Shares	Description	Notional Amount	Unrealized Appreciation	Fair Value	Percentage of Basket
CSIN0905 Index

1,457,237,000	Sungrow Power Supply Co Ltd	$(4,304)	$43	$43	1.24%
1,665,136,000	Centre Testing International G	(2,812)	28	28	0.81%
1,626,660,000	Shandong Hualu Hengsheng Chemi	(2,636)	26	26	0.75%
1,280,544,000	Gotion High-tech Co Ltd	(2,369)	24	24	0.69%
3,714,313,000	TBEA Co Ltd	(2,273)	23	23	0.67%
1,544,025,000	Humanwell Healthcare Group Co	(2,254)	23	23	0.67%
459,488,000	Guangzhou Kingmed Diagnostics	(2,180)	22	22	0.64%
1,003,810,000	Shandong Sinocera Functional M	(2,131)	21	21	0.61%
1,574,979,000	Sunwoda Electronic Co Ltd	(2,106)	21	21	0.61%
1,605,422,000	Addsino Co Ltd	(2,077)	21	21	0.61%
546,129,000	Guangzhou Tinci Materials Tech	(2,063)	21	21	0.61%
423,150,000	Thunder Software Technology Co	(2,009)	20	20	0.58%
2,573,622,000	Kingfa Sci & Tech Co Ltd	(1,907)	19	19	0.55%
2,134,203,000	Tongkun Group Co Ltd	(1,873)	19	19	0.55%
2,740,004,000	Tianshui Huatian Technology Co	(1,819)	18	18	0.52%
1,529,710,000	Liaoning Cheng Da Co Ltd	(1,802)	18	18	0.52%
483,971,000	Chongqing Brewery Co Ltd	(1,763)	18	18	0.52%
4,195,329,000	Beijing Dabeinong Technology G	(1,752)	18	18	0.52%
744,762,000	Hongfa Technology Co Ltd	(1,747)	18	18	0.52%
4,202,400,000	First Capital Securities Co Lt	(1,735)	17	17	0.49%
276,155,000	Changzhou Xingyu Automotive Li	(1,706)	17	17	0.49%
535,852,000	Shanghai Bairun Investment Hol	(1,691)	17	17	0.49%
6,816,316,000	Pacific Securities Co Ltd/The/	(1,663)	17	17	0.49%
4,783,522,000	GEM Co Ltd	(1,649)	17	17	0.49%
769,552,000	Hangzhou First Applied Materia	(1,630)	16	16	0.46%
445,000,000	Raytron Technology Co Ltd	(1,582)	16	16	0.46%
607,245,000	Ovctek China Inc	(1,539)	15	15	0.43%
309,899,000	Jiangsu Yangnong Chemical Co L	(1,489)	15	15	0.43%
523,584,000	Zhejiang Wolwo Bio-Pharmaceuti	(1,482)	15	15	0.43%
600,000,000	Anhui Kouzi Distillery Co Ltd	(1,479)	15	15	0.43%
594,968,000	Shandong Pharmaceutical Glass	(1,479)	15	15	0.43%
1,126,240,000	Jinyu Bio-Technology Co Ltd	(1,460)	15	15	0.43%
2,383,000,000	Western Mining Co Ltd	(1,459)	15	15	0.43%
895,233,000	Guangdong Fenghua Advanced Tec	(1,455)	15	15	0.43%
789,357,000	Chongqing Fuling Zhacai Group	(1,440)	14	14	0.41%
11,950,482,000	Shandong Nanshan Aluminum Co L	(1,406)	14	14	0.41%
518,350,000	Weihai Guangwei Composites Co	(1,405)	14	14	0.41%
2,602,499,000	Shandong Sun Paper Industry JS	(1,395)	14	14	0.41%
236,675,000	Fu Jian Anjoy Foods Co Ltd	(1,387)	14	14	0.41%
717,115,000	Jiangxi Hongdu Aviation Indust	(1,381)	14	14	0.41%
632,412,000	Jason Furniture Hangzhou Co Lt	(1,365)	14	14	0.41%
1,373,512,000	Shandong Linglong Tyre Co Ltd	(1,363)	14	14	0.41%
2,154,588,000	Kuang-Chi Technologies Co Ltd	(1,353)	14	14	0.41%
5,444,526,000	Sealand Securities Co Ltd	(1,344)	13	13	0.38%
2,447,483,000	Wuhu Token Science Co Ltd	(1,337)	13	13	0.38%
877,154,000	Da An Gene Co Ltd of Sun Yat-S	(1,303)	13	13	0.38%
1,368,085,000	Ningbo Joyson Electronic Corp	(1,292)	13	13	0.38%
1,393,049,000	Avic Aviation High-Technology	(1,268)	13	13	0.38%
6,754,804,000	Leo Group Co Ltd	(1,258)	13	13	0.38%
3,884,825,000	AVIC Electromechanical Systems	(1,255)	13	13	0.38%
1,021,438,029,000	OTHER	(257,443)	2,578	2,578	74.65%

		$(344,370)	$3,453	$3,453	100.00%

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND DECEMBER 31, 2020

Equity Basket Swaps

Shares	Description	Notional Amount	Unrealized Appreciation	Fair Value	Percentage of Basket

M1CXADB Index
17,102,536,000	APPLE INC	$(72,082)	$9,093	$9,093	3.91%
7,189,270,288	MICROSOFT CORPORATION	(50,359)	6,353	6,353	2.73%
425,756,203	AMAZON.COM INC	(44,199)	5,576	5,576	2.40%
2,404,282,110	FACEBOOK INC	(20,796)	2,623	2,623	1.13%
300,471,156	ALPHABET INC CLASS A COMMON STOCK	(16,505)	2,082	2,082	0.89%
300,268,002	ALPHABET INC CLASS C	(16,503)	2,082	2,082	0.89%
745,834,484	TESLA INC	(15,523)	1,958	1,958	0.84%
24,633,861,435	TAIWAN SEMICONDUCTOR MANUFACTURING CO	(14,104)	1,779	1,779	0.76%
1,893,945,620	ALIBABA GROUP HOLDING LTD	(13,983)	1,764	1,764	0.76%
2,632,823,475	JOHNSON&JOHNSON	(12,682)	1,600	1,600	0.69%
5,749,248,857	TENCENT HOLDINGS LTD.	(12,295)	1,551	1,551	0.67%
3,047,604,487	JPMORGAN CHASE & CO	(11,906)	1,502	1,502	0.65%
1,686,007,156	VISA INC-CLASS A SHARES	(11,295)	1,425	1,425	0.61%
2,489,621,414	PROCTER & GAMBLE	(10,769)	1,359	1,359	0.58%
4,775,826,040	SAMSUNG ELECTRONICS CO LTD	(10,744)	1,355	1,355	0.58%
2,881,000,000	NESTLE AG	(10,689)	1,348	1,348	0.58%
950,335,762	UNITEDHEALTH GRP	(10,316)	1,301	1,301	0.56%
1,401,356,454	BERKSHIRE CL B	(10,053)	1,268	1,268	0.54%
1,807,063,365	WALT DISNEY CO	(10,012)	1,263	1,263	0.54%
617,000,000	NVIDIA CORP	(9,983)	1,259	1,259	0.54%
893,282,196	MASTERCARD INCORPORATED	(9,677)	1,221	1,221	0.52%
1,076,455,514	HOME DEPOT	(8,954)	1,130	1,130	0.49%
1,115,452,834	PAYPAL HOLDINGS INC	(8,053)	1,016	1,016	0.44%
702,562,700	ROCHE GS	(7,649)	965	965	0.41%
4,138,053,870	VERIZON COMMUNICATIONS	(7,605)	959	959	0.41%
479,665,239	ADOBE INC	(7,526)	949	949	0.41%
4,558,656,239	COMCAST CORP CLASS A	(7,344)	926	926	0.40%
441,015,443	NETFLIX INC	(7,316)	923	923	0.40%
7,797,687,991	BANK OF AMERICA	(7,313)	923	923	0.40%
4,080,666,973	COCA COLA CO	(6,903)	871	871	0.37%
4,253,000,000	INTEL CORP	(6,564)	828	828	0.36%
2,220,354,828	NOVARTIS AG	(6,496)	819	819	0.35%
425,659,415	ASML HOLDING NV	(6,481)	818	818	0.35%
5,556,879,807	PFIZER INC	(6,434)	812	812	0.35%
2,529,241,070	MERCK & CO	(6,435)	812	812	0.35%
1,384,632,842	PEPSICO INC	(6,379)	805	805	0.35%
1,415,976,725	WALMART INC	(6,385)	805	805	0.35%
7,125,000,000	AT & T INC	(6,355)	802	802	0.34%
910,000,000	SALESFORCE COM	(6,326)	798	798	0.34%
1,770,529,999	ABBOTT LABS	(5,994)	756	756	0.32%
4,222,296,202	CISCO SYSTEMS	(5,890)	743	743	0.32%
1,764,833,246	ABBVIE INC	(5,774)	728	728	0.31%
395,589,400	Thermo Fisher Scientific Inc.	(5,722)	722	722	0.31%
1,244,871,297	NIKE INC CL B	(5,507)	695	695	0.30%
277,616,536	MH MOET HENNESSY LOUIS VUITT	(5,470)	690	690	0.30%
4,228,233,288	EXXON MOBIL CORP	(5,453)	688	688	0.30%
402,185,283	BROADCOM INC	(5,392)	680	680	0.29%
1,128,265,865	QUALCOMM INC	(5,236)	660	660	0.28%
441,523,000	COSTCO WHOLESALE	(5,143)	649	649	0.28%
2,120,948,370	TOYOTA MOTOR CORP	(5,148)	649	649	0.28%
6,969,591,881,450	OTHER	(1,263,253)	159,348	159,348	68.47%

		$(1,844,975)	$232,731	$232,731	100.00%

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND DECEMBER 31, 2020

*	Non-income producing security.
(a)	Rate shown represents the effective yield to maturity at date of purchase.
(b)	Refer to the table below for details on options contracts.

AUD — Australian Dollar

ADR — American Depositary Receipt

BBA — British Banker’s Association

BBSW — Bank Bill Swap Rate

Cl — Class

CHF — Swiss Franc

CNY — Chinese Yuan

EUR — Euro

EURIBOR — European Interbank Offered Rate

GBP — British Pound

HKD — Hong Kong Dollar

ILS — Israeli New Shekel

JPY — Japanese Yen

LIBOR — London Interbank Offered Rate

LTD — Limited

OTC — Over The Counter

S&P — Standard and Poor’s

SEK — Swedish Krona

SPDR — Standard and Poor’s Depositary Receipt

STIBOR — Stockholm Interbank Offered Rate

USD — United States Dollar

The following table summarizes the inputs used as of December 31, 2020, in valuing the Fund’s investments and other financial instruments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$42,911,212	$–	$–	$42,911,212
U.S. Treasury Obligation	–	3,999,747	–	3,999,747
Exchange-Traded Fund	2,532,951	–	–	2,532,951
Warrants	–	761	–	761

Total Investments in Securities	$45,444,163	$4,000,508	$–	$49,444,671

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND DECEMBER 31, 2020

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$121,227	$–	$–	$121,227
Written Options	(56,470)	–	–	(56,470)
Futures Contracts*
Unrealized Appreciation	28,671	–	–	28,671
Unrealized Depreciation	(16,316)	–	–	(16,316)
Forwards Contracts*
Unrealized Appreciation	–	1,632	–	1,632
Unrealized Depreciation	–	(29,310)	–	(29,310)
OTC Swaps
Total Return Swaps*
Unrealized Appreciation	–	1,449,354	–	1,449,354
Unrealized Depreciation	–	(780,416)	–	(780,416)

Total Other Financial Instruments	$77,112	$641,260	$–	$718,372

*Futures contracts, forwards contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Amounts designated as “—” are $0.

For the year ended December 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE DISCOVER EQUITY FUND DECEMBER 31, 2020

SECTOR WEIGHTINGS (Unaudited)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK † — 90.5%
	Shares	Value
Canada — 5.2%
Lightspeed POS *	257,852	$18,198,934

Israel — 5.8%
Kornit Digital *	228,574	20,372,801

United Kingdom — 4.6%
Clarivate *	540,234	16,050,352

United States — 74.9%
Communication Services — 4.8%
New York Times, Class A	322,710	16,706,697

Consumer Discretionary — 34.4%
Boot Barn Holdings *	380,486	16,497,873
Etsy *	55,364	9,849,809
Lindblad Expeditions Holdings *	867,178	14,846,087
Malibu Boats, Class A *	227,877	14,228,640
OneSpaWorld Holdings	952,656	9,659,932
Revolve Group, Class A *	579,353	18,058,433
RH *	27,663	12,379,746
Vail Resorts	38,536	10,750,003
YETI Holdings *	210,288	14,398,419

		120,668,942

Consumer Staples — 1.4%
Vital Farms *	193,981	4,909,659

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE DISCOVER EQUITY FUND DECEMBER 31, 2020

COMMON STOCK (continued)
	Shares	Value
Health Care — 4.4%
Envista Holdings *	459,256	$15,490,705

Industrials — 10.4%
AAR	199,561	7,228,099
Astec Industries	236,927	13,713,335
AZEK, Class A *	399,599	15,364,582

		36,306,016

Information Technology — 10.4%
BigCommerce Holdings *	31,425	2,015,914
Everbridge *	109,140	16,269,500
Sprout Social, Class A *	403,350	18,316,123

		36,601,537

Materials — 9.1%
Ashland Global Holdings	207,133	16,404,933
Ingevity *	203,894	15,440,893

		31,845,826

		262,529,382

Total Common Stock (Cost $206,553,244)		317,151,469

U.S. TREASURY OBLIGATION — 11.4%
	Face Amount
U.S. Treasury Bills 0.06%, 2/11/2021 (a)	$40,000,000	39,997,467

Total U.S. Treasury Obligation (Cost $39,997,118)		39,997,467

Total Investments - 101.9%		$357,148,936

(Cost $246,550,362)
Other Assets & Liabilities, Net - (1.9)%		(6,672,584)

Net Assets - 100.0%		$350,476,352

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE DISCOVER EQUITY FUND DECEMBER 31, 2020

The open futures contracts held by the Fund at December 31, 2020, are as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount	Value	Unrealized Appreciation
Russell 2000 Index E-MINI	288	Mar-2021	$27,561,204	$28,437,120	$875,916

The open forward foreign currency contracts held by the Fund at December 31, 2020, are as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation/ (Depreciation)

Goldman Sachs	03/17/21	CAD	15,746,000	USD	12,108,089	$(264,694)

JPMorgan Chase	03/17/21	CAD	3,000,000	USD	2,363,081	5,762

Morgan Stanley	03/17/21	CAD	3,400,000	USD	2,638,537	(33,092)

						$(292,024)

The open OTC swap agreements held by the Fund at December 31, 2020, are as follows:

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount	Value	Upfront Payments/ Receipts	Net Unrealized Appreciation (Depreciation)
Morgan Stanley	Becton Roof Supply Inc	1M US LIBOR	073685109	Annually	01/18/2022	USD	2,268,044	$(2,361,665)	$–	$(2,361,665)
Morgan Stanley	Harley Davidson Inc	1M US LIBOR	412822108	Annually	01/18/2022	USD	1,745,954	(1,026,892)	–	(1,026,892)
Bank of America	iRobot Corp	IROBOT CORP	1MLIBOR	Annually	07/20/2022	USD	464,688	(3,908)	–	(3,908)
Bank of America	iRobot Corp	IROBOT CORP	1MLIBOR	Annually	07/27/2022	USD	230,934	(22,954)	–	(22,954)
Bank of America	iRobot Corp	IROBOT CORP	1MLIBOR	Annually	07/27/2022	USD	419,792	(45,991)	–	(45,991)
Bank of America	iRobot Corp	IROBOT CORP	1MLIBOR	Annually	07/27/2022	USD	403,022	(41,403)	–	(41,403)
Bank of America	iRobot Corp	IROBOT CORP	1MLIBOR	Annually	08/04/2022	USD	554,801	(32,387)	–	(32,387)
Bank of America	iRobot Corp	IROBOT CORP	1MLIBOR	Annually	09/01/2022	USD	570,194	(39,958)	–	(39,958)
Bank of America	iRobot Corp	IROBOT CORP	1MLIBOR	Annually	10/19/2022	USD	814,959	35,223	–	35,223
Bank of America	MLAPSCFS Index**	1M US LIBOR	MLAPSCFS INDEX	Annually	06/02/2022	USD	(4,185,577)	584,719	–	584,719
Bank of America	MLAPSCFS Index**	1M US LIBOR	MLAPSCFS INDEX	Annually	06/14/2022	USD	(7,394,450)	1,398,486	–	1,398,486

								$(1,556,730)	$–	$(1,556,730)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE DISCOVER EQUITY FUND DECEMBER 31, 2020

**The following table represents the individual common stock exposure comprising the Bank of America Equity Basket Swaps at December 31, 2020:

Equity Basket Swaps

Shares	Description	Notional Amount	Unrealized Appreciation	Fair Value	Percentage of Basket

MLAPSCHC Index

8,582	Redfin Corp	$(148,633)	$25,455	$25,455	1.28%
10,754	Rexford Industrial Realty Inc	(133,276)	22,825	22,825	1.15%
12,280	First Industrial Realty Trust Inc	(130,557)	22,359	22,359	1.13%
3,690	EastGroup Properties Inc	(128,560)	22,017	22,017	1.11%
6,981	South State Corp	(127,370)	21,814	21,814	1.10%
9,882	Stifel Financial Corp	(125,836)	21,551	21,551	1.09%
12,927	First Financial Bankshares Inc	(118,010)	20,210	20,210	1.02%
9,548	Essent Group Ltd	(104,090)	17,826	17,826	0.90%
3,957	RLI Corp	(104,001)	17,811	17,811	0.90%
13,091	STAG Industrial Inc	(103,468)	17,720	17,720	0.89%
20,006	Radian Group Inc	(102,234)	17,509	17,509	0.88%
2,017	Kinsale Capital Group Inc	(101,866)	17,446	17,446	0.88%
12,357	United Bankshares Inc/WV	(101,034)	17,303	17,303	0.87%
8,679	Glacier Bancorp Inc	(100,770)	17,258	17,258	0.87%
6,182	Hannon Armstrong Sustainable Infrastruct	(98,954)	16,947	16,947	0.86%
12,994	Healthcare Realty Trust Inc	(97,061)	16,623	16,623	0.84%
5,683	Selective Insurance Group Inc	(96,058)	16,451	16,451	0.83%
6,441	Terreno Realty Corp	(95,103)	16,287	16,287	0.82%
38,636	Valley National Bancorp	(95,062)	16,280	16,280	0.82%
2,922	Trupanion Inc	(88,272)	15,117	15,117	0.76%
15,336	CNO Financial Group Inc	(86,033)	14,734	14,734	0.74%
12,383	Blackstone Mortgage Trust Inc	(86,029)	14,733	14,733	0.74%
5,505	QTS Realty Trust Inc	(85,964)	14,722	14,722	0.74%
6,754	PotlatchDeltic Corp	(85,254)	14,601	14,601	0.74%
7,065	Ares Management Corp	(83,885)	14,366	14,366	0.72%
18,468	Physicians Realty Trust	(82,957)	14,207	14,207	0.72%
18,899	Sabra Health Care REIT Inc	(82,842)	14,188	14,188	0.72%
5,063	Community Bank System Inc	(79,612)	13,634	13,634	0.69%
4,452	UMB Financial Corp	(77,509)	13,274	13,274	0.67%
4,525	Ryman Hospitality Properties Inc	(77,375)	13,251	13,251	0.67%
23,876	First Horizon Corp	(76,882)	13,167	13,167	0.66%
15,555	Home BancShares Inc/AR	(76,466)	13,096	13,096	0.66%
8,717	Hancock Whitney Corp	(74,836)	12,817	12,817	0.65%
6,565	Cannae Holdings Inc	(73,342)	12,561	12,561	0.63%
4,192	National Health Investors Inc	(73,173)	12,532	12,532	0.63%
4,120	FirstCash Inc	(72,821)	12,471	12,471	0.63%
16,842	Old National Bancorp/IN	(70,383)	12,054	12,054	0.61%
4,100	Houlihan Lokey Inc	(69,560)	11,913	11,913	0.60%
9,407	Federated Hermes Inc	(68,582)	11,745	11,745	0.59%
9,899	BancorpSouth Bank	(68,547)	11,739	11,739	0.59%
2,924	Walker & Dunlop Inc	(67,900)	11,629	11,629	0.59%
4,041	Agree Realty Corp	(67,896)	11,628	11,628	0.59%
4,739	Green Dot Corp	(66,732)	11,429	11,429	0.58%
8,003	Atlantic Union Bankshares Corp	(66,525)	11,393	11,393	0.57%
13,337	CVB Financial Corp	(65,630)	11,240	11,240	0.57%
7,175	Columbia Banking System Inc	(65,002)	11,132	11,132	0.56%
1,927	PS Business Parks Inc	(64,613)	11,066	11,066	0.56%
9,183	American Equity Investment Life Holding	(64,099)	10,978	10,978	0.55%
5,023	Artisan Partners Asset Management Inc	(63,810)	10,928	10,928	0.55%
22,277	Sunstone Hotel Investors Inc	(63,694)	10,908	10,908	0.55%
1,497,813	OTHER	(7,171,859)	1,228,260	1,228,260	61.93%

		$(11,580,027)	$1,983,205	$1,983,205	100.00%

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE DISCOVER EQUITY FUND DECEMBER 31, 2020

†	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
*	Non-income producing security.
(a)	Rate shown represents the effective yield to maturity at date of purchase.

CAD — Canadian Dollar

LIBOR — London Interbank Offered Rate

OTC — Over The Counter

USD — United States Dollar

The following table summarizes the inputs used as of December 31, 2020, in valuing the Fund’s investments and other financial instruments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$317,151,469	$–	$–	$317,151,469
U.S. Treasury Obligation	–	39,997,467	–	39,997,467

Total Investments in Securities	$317,151,469	$39,997,467	$–	$357,148,936

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$875,916	$–	$–	$875,916
Forwards Contracts*
Unrealized Appreciation	–	5,762	–	5,762
Unrealized Depreciation	–	(297,786)	–	(297,786)
OTC Swaps
Total Return Swaps*
Unrealized Appreciation	–	2,018,428	–	2,018,428
Unrealized Depreciation	–	(3,575,158)	–	(3,575,158)

Total Other Financial Instruments	$875,916	$(1,848,754)	$–	$(972,838)

* Futures contracts, forwards contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Amounts designated as “—” are $0.

For the year ended December 31, 2020, there were no transfers in or out of Level 3

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE INTERNATIONAL EQUITY FUND DECEMBER 31, 2020

SECTOR WEIGHTINGS (Unaudited)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 57.5%
	Shares	Value
Belgium — 2.7%
Anheuser-Busch InBev	119,618	$8,330,897

China — 6.5%
Alibaba Group Holding ADR *	8,484	1,974,481
Budweiser Brewing APAC (a)	1,088,900	3,595,746
China Construction Bank, Cl H	2,006,000	1,524,078
Industrial & Commercial Bank of China, Cl H	11,296,000	7,329,152
Tencent Holdings	28,700	2,087,959
Tencent Holdings ADR	48,780	3,506,794

		20,018,210

Denmark — 0.7%
Novo Nordisk, Cl B	31,753	2,204,673

Germany — 18.6%
Brenntag	86,536	6,720,851
Covestro (a)	130,726	8,108,066
Deutsche Boerse	27,824	4,741,395
Fresenius & KGaA	197,727	9,306,232
HeidelbergCement	41,327	3,157,939
Infineon Technologies	39,047	1,508,666
Muenchener Rueckversicherungs-Gesellschaft in Muenchen	25,097	7,583,988
Puma	28,533	3,230,473
RWE	194,330	8,259,087
Siemens	31,386	4,588,621

		57,205,318

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE INTERNATIONAL EQUITY FUND DECEMBER 31, 2020

COMMON STOCK( continued)
	Shares	Value
India — 3.3%
HDFC Bank ADR *	63,643	$4,598,843
ICICI Bank ADR	376,903	5,600,779

		10,199,622

Ireland — 0.2%
CRH ADR	15,137	644,533

Italy — 0.6%
UniCredit	194,429	1,821,748

Japan — 3.2%
FANUC	18,300	4,515,670
Nintendo	8,300	5,296,166

		9,811,836

Netherlands — 2.7%
Koninklijke DSM	48,364	8,318,960

Norway — 0.6%
LINK Mobility Group Holding *	327,365	1,793,464

Spain — 1.8%
Banco Santander	677,273	2,099,905
Cellnex Telecom (a)	54,911	3,295,049

		5,394,954

Switzerland — 9.9%
ABB	129,327	3,667,729
Alcon	80,152	5,333,307
Credit Suisse Group	353,264	4,618,986
LafargeHolcim	121,644	6,741,690
Roche Holding	10,887	3,810,545
SGS	2,042	6,179,751

		30,352,008

Taiwan — 1.3%
Taiwan Semiconductor Manufacturing ADR	38,075	4,151,698

United Kingdom — 3.0%
Coca-Cola European Partners	61,735	3,076,255
Linde	24,114	6,299,530

		9,375,785

United States — 2.4%
Health Care — 2.4%
Medtronic	62,311	7,299,110

Total Common Stock (Cost $162,494,895)		176,922,816

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE INTERNATIONAL EQUITY FUND DECEMBER 31, 2020

U.S. TREASURY OBLIGATIONS — 36.4%

	Face Amount	Value
U.S. Treasury Bills 0.07%, 2/11/2021 (b)	$75,000,000	$74,995,250
0.09%, 3/11/2021 (b)	37,000,000	36,994,913

Total U.S. Treasury Obligations
(Cost $111,988,031)		111,990,163

Total Investments - 93.9%		$288,912,979

(Cost $274,482,926)
Other Assets & Liabilities, Net - 6.1%		18,850,051

Net Assets - 100.0%		$307,763,030

The open futures contracts held by the Fund at December 31, 2020, are as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
MSCI EAFE Index	187	Mar-2021	$19,795,260	$19,922,980	$127,720
MSCI Emerging Markets	207	Mar-2021	13,059,266	13,332,870	273,604
S&P TSX 60 Index	7	Mar-2021	1,136,498	1,131,636	(6,150)

			$33,991,024	$34,387,486	$395,174

The open OTC swap agreements held by the Fund at December 31, 2020, are as follows:

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount	Value	Upfront Payments/ Receipts	Net Unrealized Appreciation (Depreciation)
Goldman Sachs	Air Liquide SA	1MLIBOR	AI FP EQUITY	Annually	12/19/2022	EUR	(372,964)	$(5,101)	$–	$(5,101)
Goldman Sachs	Air Liquide SA	1MLIBOR	AI FP EQUITY	Annually	12/19/2022	EUR	(1,242,160)	(1,539)	–	(1,539)
Goldman Sachs	Air Liquide SA	1MLIBOR	AI FP EQUITY	Annually	12/19/2022	EUR	(617,748)	2,815	–	2,815
JPMorgan Chase	Alstom	1MLIBOR	ALO FP EQUITY	Annually	12/30/2022	EUR	(4,504,460)	582,571	–	582,571
Goldman Sachs	Ashtead Group PLC	1MLIBOR	AHT LN EQUIT	Annually	10/10/2022	GBP	(2,226)	105	–	105
Goldman Sachs	Ashtead Group PLC	1MLIBOR	AHT LN EQUIT	Annually	10/10/2022	GBP	(550,073)	157,005	–	157,005
Goldman Sachs	Ashtead Group PLC	1MLIBOR	AHT LN EQUIT	Annually	10/10/2022	GBP	(206,997)	53,350	–	53,350
Goldman Sachs	Ashtead Group PLC	1MLIBOR	AHT LN EQUIT	Annually	10/10/2022	GBP	(457,220)	(11,433)	–	(11,433)
Goldman Sachs	Ashtead Group PLC	1MLIBOR	AHT LN EQUIT	Annually	10/10/2022	GBP	(573,297)	(12,662)	–	(12,662)
Goldman Sachs	Ashtead Group PLC	1MLIBOR	AHT LN EQUIT	Annually	10/10/2022	GBP	(219,911)	11,962	–	11,962

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE INTERNATIONAL EQUITY FUND DECEMBER 31, 2020

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount	Value	Upfront Payments/ Receipts	Net Unrealized Appreciation (Depreciation)
Morgan Stanley	Astrazeneca PLC	1MLIBOR	AZN LN EQUITY	Annually	10/05/2022	GBP	(3,969,846)	$(692,658)	$–	$(692,658)
Goldman Sachs	BNP Paribas	1MLIBOR	BNP FP EQUIT	Annually	11/11/2022	EUR	(1,458,255)	220,416	–	220,416
Goldman Sachs	BNP Paribas	1MLIBOR	BNP FP EQUIT	Annually	11/11/2022	EUR	(739,478)	55,605	–	55,605
JPMorgan Chase	Bureau Veritas SA	1MLIBOR	BVI FP EQUITY	Annually	01/04/2023	EUR	(4,156,265)	168,676	–	168,676
Bank of America	Cellnex Telecom SA	1MLIBOR	CLNX SM EQUI	Annually	12/21/2022	EUR	(250,433)	(2,352)	–	(2,352)
Bank of America	Cellnex Telecom SA	1MLIBOR	CLNX SM EQUI	Annually	12/29/2022	EUR	(494,171)	(6,184)	–	(6,184)
Morgan Stanley	CLH PLC	1MLIBOR	CRH ID EQUITY	Annually	10/05/2022	EUR	(4,435,454)	330,811	–	330,811
Goldman Sachs	Covestro AG	1MLIBOR	1COV GR EQUI	Monthly	12/20/2022	EUR	7,999,987	(62,134)	–	(62,134)
JPMorgan Chase	Danone	1MLIBOR	BN FP EQUITY	Annually	12/30/2022	EUR	(3,067,367)	3,065	–	3,065
Morgan Stanley	Ferguson PLC	1MLIBOR	FERG LN EQUI	Annually	10/05/2022	GBP	(3,087,683)	311,524	–	311,524
JPMorgan Chase	Kerry Group PLC	1MLIBOR	KYG ID EQUITY	Annually	01/04/2023	EUR	(3,261,861)	202,946	–	202,946
Goldman Sachs	Koninklijke DSM NV	1MLIBOR	DSM NA EQUIT	Monthly	12/20/2022	EUR	7,999,938	(319,464)	–	(319,464)
Goldman Sachs	MSCI ACWI Index**	USD-Federal Funds-H.15 1D	MSCI ACWI WORLD INDEX	Annually	11/16/2021	USD	(50,000,109)	4,015,041	–	4,015,041
Goldman Sachs	Pernod Ricard SA	1MLIBOR	RI FP EQUITY	Annually	10/05/2022	EUR	(3,163,383)	640,305	–	640,305
Goldman Sachs	Pernod Ricard SA	1MLIBOR	RI FP EQUITY	Annually	10/05/2022	EUR	(621,193)	(5,002)	–	(5,002)
Goldman Sachs	Pernod Ricard SA	1MLIBOR	RI FP EQUITY	Annually	10/05/2022	EUR	(622,824)	(5,473)	–	(5,473)
Goldman Sachs	Pernod Ricard SA	1MLIBOR	RI FP EQUITY	Annually	10/05/2022	EUR	(124,071)	(1,772)	–	(1,772)
Goldman Sachs	Pernod Ricard SA	1MLIBOR	RI FP EQUITY	Annually	10/05/2022	EUR	(623,855)	(17,367)	–	(17,367)
Goldman Sachs	RWE AG	1MLIBOR	RWE GR EQUIT	Monthly	12/20/2022	EUR	8,000,003	(207,420)	–	(207,420)
JPMorgan Chase	Societe Generale SA	1MLIBOR	GLE FP EQUIT	Annually	11/11/2022	EUR	(1,457,762)	207,275	–	207,275
Goldman Sachs	STMicroElectronics	1MLIBOR	STM FP EQUITY	Annually	10/05/2022	EUR	(248,025)	(3,140)	–	(3,140)
Goldman Sachs	STMicroElectronics	1MLIBOR	STM FP EQUITY	Annually	10/05/2022	EUR	(997,965)	107,413	–	107,413
Morgan Stanley	Taiwan Semiconductor	1MLIBOR	2330 TT EQUI	Annually	12/19/2022	USD	(746,481)	29,684	–	29,684
Goldman Sachs	Unilever PLC	1MLIBOR	ULVR LN EQUITY	Annually	10/05/2022	GBP	(2,906,367)	(336,067)	–	(336,067)
Goldman Sachs	Unilever PLC	1MLIBOR	ULVR LN EQUITY	Annually	10/05/2022	GBP	(554,483)	16,619	–	16,619
Goldman Sachs	Unilever PLC	1MLIBOR	ULVR LN EQUITY	Annually	10/05/2022	GBP	(689,727)	(6,327)	–	(6,327)
Goldman Sachs	Unilever PLC	1MLIBOR	ULVR LN EQUITY	Annually	10/05/2022	GBP	(565,423)	(9,004)	–	(9,004)
Morgan Stanley	Veolia Environment	1MLIBOR	VIE FP EQUIT	Annually	10/05/2022	EUR	(2,478,550)	30,624	–	30,624

								$5,442,713	$–	$5,442,713

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE INTERNATIONAL EQUITY FUND DECEMBER 31, 2020

**The following table represents the individual common stock exposure comprising the Goldman Sachs Equity Basket Swaps at December 31, 2020:

Equity Basket Swaps
Shares	Description	Notional Amount	Unrealized Appreciation	Fair Value	Percentage of Basket
M1WDU Index

24,634	TSMC	$(919,057)	$73,801	$73,801	1.84%
1,894	Alibaba Group Holding Ltd	(871,701)	69,998	69,998	1.74%
5,749	Tencent Holdings Ltd	(827,044)	66,412	66,412	1.65%
4,776	Samsung Electronics Co Ltd	(702,640)	56,422	56,422	1.41%
2,881	Nestle SA	(671,069)	53,887	53,887	1.34%
703	Roche Holding AG	(485,009)	38,947	38,947	0.97%
2,220	Novartis AG	(414,949)	33,321	33,321	0.83%
426	ASML Holding NV	(409,120)	32,853	32,853	0.82%
278	LVMH Moet Hennessy Louis Vuitton SE	(342,908)	27,536	27,536	0.69%
2,121	Toyota Motor Corp	(323,092)	25,945	25,945	0.65%
2,629	Unilever PLC	(311,749)	25,034	25,034	0.62%
12,091	AIA Group Ltd	(292,973)	23,526	23,526	0.59%
1,044	SAP SE	(270,687)	21,736	21,736	0.54%
3,600	Meituan	(270,513)	21,722	21,722	0.54%
1,312	AstraZeneca PLC	(259,470)	20,836	20,836	0.52%
1,261	Sony Corp	(248,306)	19,939	19,939	0.50%
1,567	SoftBank Group Corp	(241,793)	19,416	19,416	0.48%
108	Shopify Inc	(240,987)	19,351	19,351	0.48%
1,722	Novo Nordisk A/S	(238,686)	19,167	19,167	0.48%
1,423	Royal Bank of Canada	(230,544)	18,513	18,513	0.46%
1,770	Commonwealth Bank of Australia	(221,171)	17,760	17,760	0.44%
765	Siemens AG	(217,355)	17,454	17,454	0.43%
1,133	Sanofi	(215,584)	17,312	17,312	0.43%
2,520	TOTAL SE	(215,106)	17,273	17,273	0.43%
20,367	HSBC Holdings PLC	(208,308)	16,727	16,727	0.42%
182	Keyence Corp	(202,541)	16,264	16,264	0.40%
417	Allianz SE	(202,423)	16,255	16,255	0.40%
1,803	Toronto-Dominion Bank/The	(200,849)	16,128	16,128	0.40%
454	CSL Ltd	(195,791)	15,722	15,722	0.39%
2,946	BHP Group Ltd	(190,188)	15,272	15,272	0.38%
252	L’Oreal SA	(189,111)	15,186	15,186	0.38%
5,017	GlaxoSmithKline PLC	(181,777)	14,597	14,597	0.36%
2,337	Diageo PLC	(181,613)	14,584	14,584	0.36%
436	Naspers Ltd	(177,248)	14,233	14,233	0.35%
6,033	Iberdrola SA	(170,641)	13,703	13,703	0.34%
2,294	British American Tobacco PLC	(167,725)	13,468	13,468	0.34%
1,122	Rio Tinto PLC	(165,693)	13,305	13,305	0.33%
8,133	Enel SpA	(162,737)	13,068	13,068	0.33%
539	Schneider Electric SE	(154,078)	12,373	12,373	0.31%
710	Canadian National Railway Co	(153,873)	12,356	12,356	0.31%
474	Air Liquide SA	(153,688)	12,341	12,341	0.31%
2,853	Reliance Industries Ltd	(153,314)	12,311	12,311	0.31%
864	JD.com Inc	(150,246)	12,065	12,065	0.30%
96,167	China Construction Bank Corp	(144,471)	11,601	11,601	0.29%
5,958	Ping An Insurance Group Co of China Ltd	(144,367)	11,593	11,593	0.29%
918	BASF SE	(143,716)	11,540	11,540	0.29%
4,101	Royal Dutch Shell PLC	(143,693)	11,539	11,539	0.29%
112	Nintendo Co Ltd	(141,050)	11,326	11,326	0.28%
20,264	BP PLC	(139,389)	11,193	11,193	0.28%
190	adidas AG	(137,127)	11,011	11,011	0.27%
6,531,239	OTHER	(36,202,939)	2,907,119	2,907,119	72.41%

		$(50,000,109)	$4,015,041	$4,015,041	100.00%

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE INTERNATIONAL EQUITY FUND DECEMBER 31, 2020

*	Non-income producing security.
(a)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At December 31, 2020, these securities amounted to $14,998,861 or 4.9% of net assets.

(b)	Rate shown represents the effective yield to maturity at date of purchase.

ACWI — All Country World Index

ADR — American Depositary Receipt

Cl — Class

EAFE — Europe, Australasia, and the Middle East

EUR — Euro

GBP — British Pound Sterling

LIBOR — London Interbank Offered Rate

MSCI — Morgan Stanley Capital International

PLC — Public Limited Company

S&P — Standard & Poor’s

TSX — Toronto Stock Exchange

The following table summarizes the inputs used as of December 31, 2020, in valuing the Fund’s investments and other financial instruments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$67,434,239	$109,488,577	$–	$176,922,816
U.S. Treasury Obligations	–	111,990,163	–	111,990,163

Total Investments in Securities	$67,434,239	$221,478,740	$–	$288,912,979

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$401,324	$–	$–	$401,324
Unrealized Depreciation	(6,150)	–	–	(6,150)
OTC Swaps
Total Return Swaps*
Unrealized Appreciation	–	7,147,812	–	7,147,812
Unrealized Depreciation	–	(1,705,099)	–	(1,705,099)

Total Other Financial Instruments	$395,174	$5,442,713	$–	$5,837,887

*    Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Amounts designated as “—” are $0.

For the year ended December 31, 2020, there were no transfers in or out of Level 3

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020

STATEMENTS OF ASSETS AND LIABILITIES

	New World Opportunities Fund	Endeavour Equity Fund
Assets:
Investments, at Value (Cost $338,784,264 and $38,687,748)	$356,226,882	$49,444,671
Foreign Currency, at Value (Cost $99,189 and $177,692)	101,195	179,828
Swap Contracts, at Value (Cost $– and $–)	1,804,429	1,449,354
Options Purchased, at Value (Cost $– and $168,328)	–	121,227
Receivable for Investment Securities Sold	5,767,020	87,215
Interest and Dividend Receivable	4,236,394	–
Cash Equivalents	3,876,754	637,183
Cash Deposits for Derivative Instruments	2,173,121	2,531,875
Due from Broker	–	21,843
Cash Pledged as Collateral for Swap Contracts	902,461	460,000
Cash Pledged as Collateral for Futures Contracts	252,913	–
Unrealized Appreciation on Forward Foreign Currency Contracts	32,895	1,632
Variation Margin Receivable	764	–
Receivable for Capital Shares Sold	–	10,574
Unrealized Appreciation on Spot Currency Contracts	–	20
Tax Reclaim Receivable	–	261
Prepaid Expenses	17,272	18,413

Total Assets	375,392,100	54,964,096

Liabilities:
Swap Contracts, at Value (Premiums $– and $–)	333,581	780,416
Options Written, at Value (Premiums $– and $90,899)	–	56,470
Due to Adviser	3,505,745	1,055,764
Due to Broker	430,000	27,581
Payable for Investment Securities Purchased	373,036	708,477
Unrealized Depreciation on Forward Foreign Currency Contracts	24,562	29,310
Variation Margin Payable	13,023	5,456
Due to Administrator	12,568	8,447
Chief Compliance Officer Fees Payable	1,415	188
Trustees Fees Payable	86	11
Cash Due for Derivative Instruments	–	429,380
Unrealized Depreciation on Spot Currency Contracts	–	11
Other Accrued Expenses	70,261	38,665

Total Liabilities	4,764,277	3,140,176

Net Assets	$370,627,823	$51,823,920

Net Assets Consist of:
Paid-in Capital	$354,474,739	$39,311,285
Total Distributable Earnings	16,153,084	12,512,635

Net Assets	$370,627,823	$51,823,920

Institutional Shares:
Net Assets	$370,468,121	$51,720,839
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	35,486,025	3,769,874

Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$10.44	$13.72

Class X Shares:
Net Assets	$159,702	$103,081
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	15,294	7,538

Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$10.44	$13.67

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020

STATEMENTS OF ASSETS AND LIABILITIES (concluded)

	Discover Equity Fund	International Equity Fund
Assets:
Investments, at Value (Cost $246,550,362 and $274,482,926)	$357,148,936	$288,912,979
Foreign Currency, at Value (Cost $21,865 and $575,382)	17,230	589,877
Swap Contracts, at Value (Cost $– and $–)	2,018,428	7,147,812
Cash Pledged as Collateral for Swap Contracts	3,370,000	–
Cash Equivalents	1,115,863	22,323,482
Unrealized Appreciation on Forward Foreign Currency Contracts	5,762	–
Receivable for Capital Shares Sold	500	–
Interest and Dividend Receivable	–	38,719
Cash Pledged as Collateral for Futures Contracts	–	2,191,832
Deferred Offering Costs	–	23,222
Unrealized Appreciation on Spot Currency Contracts	–	3,135
Tax Reclaim Receivable	–	9,665
Prepaid Expenses	25,678	726

Total Assets	363,702,397	321,241,449

Liabilities:
Swap Contracts, at Value (Premiums $– and $–)	3,575,158	1,705,099
Due to Adviser	9,064,101	102,348
Unrealized Depreciation on Forward Foreign Currency Contracts	297,786	–
Payable for Investment Securities Purchased	181,545	9,600,604
Variation Margin Payable	24,480	127,771
Due to Administrator	11,024	9,595
Chief Compliance Officer Fees Payable	1,258	1,147
Trustees Fees Payable	76	69
Due to Broker	–	1,829,989
Unrealized Depreciation on Spot Currency Contracts	–	21,850
Other Accrued Expenses	70,617	79,947

Total Liabilities	13,226,045	13,478,419

Net Assets	$350,476,352	$307,763,030

Net Assets Consist of:
Paid-in Capital	$226,963,507	$271,302,798
Total Distributable Earnings	123,512,845	36,460,232

Net Assets	$350,476,352	$307,763,030

Institutional Shares:
Net Assets	$346,990,527	$307,709,047
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	22,292,827	26,804,998

Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$15.57	$11.48

Class X Shares:
Net Assets	$3,485,825	$53,983
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	224,247	4,703

Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$15.54	$11.48

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS FOR THE YEAR ENDED DECEMBER 31, 2020

STATEMENTS OF OPERATIONS

	New World Opportunities Fund	Endeavour Equity Fund
Investment Income:
Interest Income	$15,134,372	$33,787
Dividend Income	316,303	172,353
Less: Foreign Taxes Withheld	(13,924)	(3,086)

Total Investment Income	15,436,751	203,054

Expenses:
Investment Advisory Fees (Note 7)	4,836,413	1,174,723
Administration Fees	141,801	100,000
Trustees’ Fees	16,519	1,572
Chief Compliance Officer Fees	6,090	1,538
Professional Fees	126,543	30,398
Custodian Fees	87,184	20,744
Transfer Agent Fees	70,752	44,558
Registration Fees	50,052	20,331
Printing Fees	34,618	3,015
Offering Costs	21,574	70,777
Insurance and Other Expenses	28,480	3,115

Total Expenses	5,420,026	1,470,771
Less:
Waiver of Investment Advisory Fees (Note 7)	(229,109)	(253,612)

Net Expenses	5,190,917	1,217,159

Net Investment Income (Loss)	10,245,834	(1,014,105)

Net Realized Gain (Loss) on:
Investments	4,336,439	5,011,010
Futures Contracts	(3,229,038)	1,151,288
Foreign Currency Transactions	(5,858)	10,395
Forward Foreign Currency Contracts	(318,659)	1,642
Swap Contracts	1,957,304	(2,179,887)
Option Contracts	11,517	(637,488)

Net Realized Gain	2,751,705	3,356,960

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	13,177,361	8,526,601
Futures Contracts	(125,914)	3,735
Foreign Currency Translation	(1,747)	2,304
Forward Foreign Currency Contracts	(21,204)	(5,400)
Swap Contracts	1,334,104	661,006
Option Contracts	–	(20,643)

Net Change in Unrealized Appreciation (Depreciation)	14,362,600	9,167,603

Net Realized and Unrealized Gain	17,114,305	12,524,563

Net Increase in Net Assets Resulting from Operations	$27,360,139	$11,510,458

Amount	designated as “—“ is $0 or has been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2020

STATEMENTS OF OPERATIONS (concluded)

	Discover Equity Fund	International Equity Fund(1)
Investment Income:
Interest Income	$258,646	$22,259
Dividend Income	352,600	191,818
Less: Foreign Taxes Withheld	(6,268)	(3,690)

Total Investment Income	604,978	210,387

Expenses:
Investment Advisory Fees (Note 7)	9,702,861	260,244
Administration Fees	95,651	26,262
Trustees’ Fees	9,752	69
Chief Compliance Officer Fees	4,706	1,147
Offering Costs	93,086	23,484
Professional Fees	74,347	23,974
Transfer Agent Fees	60,066	10,305
Registration Fees	29,792	16,985
Custodian Fees	28,216	24,479
Printing Fees	21,596	6,771
Insurance and Other Expenses	15,744	2,638

Total Expenses	10,135,817	396,358
Less:
Waiver of Investment Advisory Fees (Note 7)	(142,189)	–

Net Expenses	9,993,628	396,358

Net Investment Loss	(9,388,650)	(185,971)

Net Realized Gain (Loss) on:
Investments	22,025,312	640,502
Futures Contracts	9,860,230	15,699,521
Foreign Currency Transactions	79,036	(317,623)
Forward Foreign Currency Contracts	(157,024)	–
Swap Contracts	(716,661)	334,579

Net Realized Gain	31,090,893	16,356,979

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	110,598,568	14,430,053
Futures Contracts	873,344	395,174
Foreign Currency Translation	(4,635)	21,284
Forward Foreign Currency Contracts	(292,024)	–
Swap Contracts	(1,556,730)	5,442,713

Net Change in Unrealized Appreciation (Depreciation)	109,618,523	20,289,224

Net Realized and Unrealized Gain	140,709,416	36,646,203

Net Increase in Net Assets Resulting from Operations	$131,320,766	$36,460,232

(1)	The Aperture International Equity Fund commenced operations on October 1, 2020.

Amounts	designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Period Ended December 31, 2019(1)
Operations:
Net Investment Income	$10,245,834	$11,218,004
Net Realized Gain (Loss) on Investments, Futures Contracts, Option Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	2,751,705	(4,451,355)
Net Change in Unrealized Appreciation on Investments, Futures Contracts, Option Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Translation	14,362,600	4,164,977

Net Increase in Net Assets Resulting from Operations	27,360,139	10,931,626

Distributions:	(10,701,673)	(11,437,008)

Capital Share Transactions:
Institutional Shares:
Issued	831,000	354,392,645
Reinvestment of Distributions	62,092	48,817
Redeemed	(3,048)	(1,016,654)

Net Institutional Share Transactions	890,044	353,424,808

Class X Shares:
Issued	159,500	215
Reinvestment of Distributions	1,185	2
Redeemed	(901)	(114)

Net Class X Share Transactions	159,784	103

Net Increase in Net Assets from Share Transactions	1,049,828	353,424,911

Total Increase in Net Assets	17,708,294	352,919,529

Net Assets:
Beginning of Year/Period	352,919,529	—

End of Year/Period	$370,627,823	$352,919,529

(1)	The Aperture New World Opportunities Fund commenced operations on March 18, 2019.

Amount	designated as “—“ is $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND

	Year Ended December 31, 2020	Period Ended December 31, 2019(1)
Shares Issued and Redeemed:
Institutional Shares:
Issued	82,808	35,494,482
Reinvestment of Distributions	6,330	4,896
Redeemed	(314)	(102,177)

Net Institutional Shares Capital Share Transactions	88,824	35,397,201

Class X Shares:
Issued	15,256	22
Reinvestment of Distributions	114	—
Redeemed	(86)	(12)

Net Class X Shares Capital Share Transactions	15,284	10

Net Increase in Shares Outstanding from Share Transactions	104,108	35,397,211

(1)	The Aperture New World Opportunities Fund commenced operations on March 18, 2019.

Amount	designated as “—“ is $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2020	Period Ended December 31, 2019(1)
Operations:
Net Investment Income (Loss)	$(1,014,105)	$15,209
Net Realized Gain (Loss) on Investments, Futures Contracts, Option Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	3,356,960	(21,370)
Net Change in Unrealized Appreciation on Investments, Futures Contracts, Option Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Translation	9,167,603	2,232,416

Net Increase in Net Assets Resulting from Operations	11,510,458	2,226,255

Distributions:	(1,224,078)	—

Capital Share Transactions:
Institutional Shares:
Issued	9,637,443	29,225,108
Reinvestment of Distributions	401,791	—
Redeemed	(50,000)	(113)

Net Institutional Share Transactions	9,989,234	29,224,995

Class X Shares:
Issued	94,800	4,114
Reinvestment of Distributions	1,520	—
Redeemed	(3,255)	(123)

Net Class X Share Transactions	93,065	3,991

Net Increase in Net Assets from Share Transactions	10,082,299	29,228,986

Total Increase in Net Assets	20,368,679	31,455,241

Net Assets:
Beginning of Year/Period	31,455,241	—

End of Year/Period	$51,823,920	$31,455,241

(1)	The Aperture Endeavour Equity Fund commenced operations on September 30, 2019.

Amounts	designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND

	Year Ended December 31, 2020	Period Ended December 31, 2019(1)
Shares Issued and Redeemed:
Institutional Shares:
Issued	829,428	2,915,313
Reinvestment of Distributions	29,813	—
Redeemed	(4,669)	(11)

Net Institutional Shares Capital Share Transactions	854,572	2,915,302

Class X Shares:
Issued	7,425	412
Reinvestment of Distributions	113	—
Redeemed	(401)	(11)

Net Class X Shares Capital Share Transactions	7,137	401

Net Increase in Shares Outstanding from Share Transactions	861,709	2,915,703

(1)	The Aperture Endeavour Equity Fund commenced operations on September 30, 2019.

Amounts	designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE DISCOVER EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31, 2020	Period Ended December 31, 2019(1)
Operations:
Net Investment Loss	$(9,388,650)	$—
Net Realized Gain on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	31,090,893	—
Net Change in Unrealized Appreciation on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Translation	109,618,523	2,578

Net Increase in Net Assets Resulting from Operations	131,320,766	2,578

Distributions:	(7,810,499)	—

Capital Share Transactions:
Institutional Shares:
Issued	222,275,430	2,100,113
Reinvestment of Distributions	208,023	—
Redeemed	(60,224)	—

Net Institutional Share Transactions	222,423,229	2,100,113

Class X Shares:
Issued	2,413,754	123
Reinvestment of Distributions	75,526	—
Redeemed	(49,238)	—

Net Class X Share Transactions	2,440,042	123

Net Increase in Net Assets from Share Transactions	224,863,271	2,100,236

Total Increase in Net Assets	348,373,538	2,102,814

Net Assets:
Beginning of Year/Period	2,102,814	—

End of Year/Period	$350,476,352	$2,102,814

(1)	The Aperture Discover Equity Fund commenced operations on December 30, 2019.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE DISCOVER EQUITY FUND

	Year Ended December 31, 2020	Period Ended December 31, 2019(1)

Shares Issued and Redeemed:
Institutional Shares:
Issued	22,073,670	210,001
Reinvestment of Distributions	13,668	—
Redeemed	(4,512)	—

Net Institutional Shares Capital Share Transactions	22,082,826	210,001

Class X Shares:
Issued	222,670	12
Reinvestment of Distributions	4,969	—
Redeemed	(3,404)	—

Net Class X Shares Capital Share Transactions	224,235	12

Net Increase in Shares Outstanding from Share Transactions	22,307,061	210,013

(1)	The Aperture Discover Equity Fund commenced operations on December 30, 2019.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE INTERNATIONAL EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS (concluded)

Period Ended December 31, 2020(1)
Operations:
Net Investment Loss	$(185,971)
Net Realized Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	16,356,979
Net Change in Unrealized Appreciation on Investments, Futures Contracts, Swap Contracts and Foreign Currency Translation	20,289,224

Net Increase in Net Assets Resulting from Operations	36,460,232

Capital Share Transactions:
Institutional Shares:
Issued	271,250,143

Net Institutional Share Transactions	271,250,143

Class X Shares:
Issued	52,655

Net Class X Share Transactions	52,655

Net Increase in Net Assets from Share Transactions	271,302,798

Total Increase in Net Assets	307,763,030

Net Assets:
Beginning of Period	—

End of Period	$307,763,030

(1)	The Aperture International Equity Fund commenced operations on October 1, 2020.

Amount	designated as “—“ is $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE INTERNATIONAL EQUITY FUND

Period Ended December 31, 2020(1)
Shares Issued and Redeemed:
Institutional Shares:
Issued	26,804,998

Net Institutional Shares Capital Share Transactions	26,804,998

Class X Shares:
Issued	4,703

Net Class X Shares Capital Share Transactions	4,703

Net Increase in Shares Outstanding from Share Transactions	26,809,701

(1)	The Aperture International Equity Fund commenced operations on October 1, 2020.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout each Period

Institutional Shares	Year Ended December 31, 2020	Period Ended December 31, 2019*
Net Asset Value, Beginning of Period	$9.97	$10.00

Income (Loss) from Operations:
Net Investment Income(1)	0.29	0.33
Net Realized and Unrealized Gain (Loss)	0.48	(0.04)

Total from Operations	0.77	0.29

Dividends and Distributions:
Net Investment Income	(0.30)	(0.32)

Total Dividends and Distributions	(0.30)	(0.32)

Net Asset Value, End of Period	$10.44	$9.97

Total Return†	7.98%	2.97%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$370,468	$352,919
Ratio of Expenses to Average Net Assets	1.46%	0.50%**(2)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.53%	0.61%**
Ratio of Net Investment Income to Average Net Assets	2.89%	4.04%**
Portfolio Turnover Rate†	132%	78%

(1)	Calculated using average shares.
(2)	Ratio reflects the impact of the low level of average net assets. Under normal asset levels, the ratio of expenses to average net assets would have been 1.33%.
*	Commenced operations on March 18, 2019.
**	Annualized
†	Total return and portfolio turnover rate are for the period indicated and have not been annualized.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout each Period

Class X Shares	Year Ended December 31, 2020	Period Ended December 31, 2019*
Net Asset Value, Beginning of Period	$9.97	$9.94

Income (Loss) from Operations:
Net Investment Income(1)	0.12	0.11
Net Realized and Unrealized Gain	0.65	0.14

Total from Operations	0.77	0.25

Dividends and Distributions:
Net Investment Income	(0.30)	(0.22)

Total Dividends and Distributions	(0.30)	(0.22)

Net Asset Value, End of Period	$10.44	$9.97

Total Return†	7.98%	2.52%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$160	$—
Ratio of Expenses to Average Net Assets	3.69%	0.03%**(2)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	3.73%	0.03%**
Ratio of Net Investment Income to Average Net Assets	1.11%	3.84%**
Portfolio Turnover Rate†	132%	78%

(1)	Calculated using average shares.
(2)	Ratio reflects the impact of the low level of average net assets. Under normal asset levels, the ratio of expenses to average net assets would have been 1.48%.
*	Commenced operations on September 13, 2019.
**	Annualized
†	Total return and portfolio turnover rate are for the period indicated and have not been annualized.

Amount designated as “—“ has been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout each Period

Institutional Shares	Year Ended December 31, 2020	Period Ended December 31, 2019*
Net Asset Value, Beginning of Period	$10.79	$10.00

Income (Loss) from Operations:
Net Investment Income (Loss)(1)	(0.32)	0.02
Net Realized and Unrealized Gain	3.58	0.77

Total from Operations	3.26	0.79

Dividends and Distributions:
Net Investment Income	(0.01)	—
Net Realized Gain	(0.32)	—

Total Dividends and Distributions	(0.33)	—

Net Asset Value, End of Period	$13.72	$10.79

Total Return†	30.24%	7.90%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$51,721	$31,451
Ratio of Expenses to Average Net Assets	3.44%	0.44%**(2)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	4.15%	1.60%**
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.86)%	0.36%**
Portfolio Turnover Rate†	270%	39%

(1)	Calculated using average shares.
(2)	Ratio reflects the impact of the low level of average net assets. Under normal asset levels, the ratio of expenses to average nets asset would have been 1.94%.
*	Commenced operations on September 30, 2019.
**	Annualized
†	Total return and portfolio turnover rate are for the period indicated and have not been annualized.

Amounts designated as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout each Period

Class X Shares	Year Ended December 31, 2020	Period Ended December 31, 2019*
Net Asset Value, Beginning of Period	$10.77	$10.00

Income (Loss) from Operations:
Net Investment Income (Loss)(1)	(0.52)	0.02
Net Realized and Unrealized Gain	3.75	0.75

Total from Operations	3.23	0.77

Dividends and Distributions:
Net Investment Income	(0.01)	—
Net Realized Gain	(0.32)	—

Total Dividends and Distributions	(0.33)	—

Net Asset Value, End of Period	$13.67	$10.77

Total Return†	30.02%	7.70%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$103	$4
Ratio of Expenses to Average Net Assets	4.71%	0.47%**(2)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	5.30%	1.55%**
Ratio of Net Investment Income (Loss) to Average Net Assets	(4.27)%	0.63%**
Portfolio Turnover Rate†	270%	39%

(1)	Calculated using average shares.
(2)	Ratio reflects the impact of the low level of average net assets. Under normal asset levels, the ratio of expenses to average net asset would have been 2.09%.
*	Commenced operations on September 30, 2019.
**	Annualized
†	Total return and portfolio turnover rate are for the period indicated and have not been annualized.

Amounts	designated as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE DISCOVER EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout each Period

Institutional Shares	Year Ended December 31, 2020	Period Ended December 31, 2019*
Net Asset Value, Beginning of Period	$10.01	$10.00

Income (Loss) from Operations:
Net Investment Loss(1)	(0.44)	0.00
Net Realized and Unrealized Gain	6.35	0.01

Total from Operations	5.91	0.01

Dividends and Distributions:
Net Realized Gain	(0.35)	—

Total Dividends and Distributions	(0.35)	—

Net Asset Value, End of Period	$15.57	$10.01

Total Return†	59.09%	0.10%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$346,990	$2,103
Ratio of Expenses to Average Net Assets	4.17%	—%**(2)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	4.23%	nm%
Ratio of Net Investment Loss to Average Net Assets	(3.92)%	—%**
Portfolio Turnover Rate†	123%	—%

(1)	Calculated using average shares.
(2)	Ratio reflects the impact of the low level of average net assets. Under normal asset levels, the ratio of expenses to average net asset would have been 2.30%.
*	Commenced operations on December 30, 2019.
**	Annualized
nm	Expenses to average net assets excluding waivers is not a meaningful percentage as the Fund was open for operations for 1 day and incurred $8,748 in expense waivers.
†	Total return and portfolio turnover rate are for the period indicated and have not been annualized.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE DISCOVER EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout each Period

Class X Shares	Year Ended December 31, 2020	Period Ended December 31, 2019*
Net Asset Value, Beginning of Period	$10.01	$10.00

Income (Loss) from Operations:
Net Investment Loss(1)	(0.53)	0.00
Net Realized and Unrealized Gain	6.41	0.01

Total from Operations	5.88	0.01

Dividends and Distributions:
Net Realized Gain	(0.35)	—

Total Dividends and Distributions	(0.35)	—

Net Asset Value, End of Period	$15.54	$10.01

Total Return†	58.79%	0.10%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$3,486	$—
Ratio of Expenses to Average Net Assets	4.37%	—%**(2)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	4.42%	nm%
Ratio of Net Investment Loss to Average Net Assets	(4.17)%	—%**
Portfolio Turnover Rate†	123%	—%

(1)	Calculated using average shares.
(2)	Ratio reflects the impact of the low level of average net assets. Under normal asset levels, the ratio of expenses to average net assets would have been 2.45%.
*	Commenced operations on December 30, 2019.
**	Annualized
nm	Expenses to average net assets excluding waivers is not a meaningful percentage as the Fund was open for operations for 1 day and incurred $8,748 in expense waivers.
†	Total return and portfolio turnover rate are for the period indicated and have not been annualized.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout each Period

Institutional Shares	Period Ended December 31, 2020*
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Operations:
Net Investment Loss(1)	(0.01)
Net Realized and Unrealized Gain	1.49

Total from Operations	1.48

Dividends and Distributions:

Total Dividends and Distributions	—

Net Asset Value, End of Period	$11.48

Total Return†	14.80%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$307,709
Ratio of Expenses to Average Net Assets	0.60%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.60%**
Ratio of Net Investment Loss to Average Net Assets	(0.28)%**
Portfolio Turnover Rate†	11%

(1)	Calculated using average shares.
*	Commenced operations on October 1, 2020.
**	Annualized
†	Total return and portfolio turnover rate are for the period indicated and have not been annualized.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS (concluded)

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout each Period

Class X Shares	Period Ended December 31, 2020*
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Operations:
Net Investment Loss(1)	(0.01)
Net Realized and Unrealized Gain	1.49

Total from Operations	1.48

Net Asset Value, End of Period	$11.48

Total Return†	14.80%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$54
Ratio of Expenses to Average Net Assets	0.59%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.59%**
Ratio of Net Investment Loss to Average Net Assets	(0.28)%**
Portfolio Turnover Rate†	11%

(1)	Calculated using average shares.
*	Commenced operations on October 1, 2020.
**	Annualized
†	Total return and portfolio turnover rate are for the period indicated and have not been annualized.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 35 funds. The financial statements herein are those of the Aperture Funds (the “Funds”). The investment objective of the Aperture New World Opportunities Fund is to seek total return, consisting of current income and capital appreciation. The investment objective of the Aperture Endeavour Equity Fund is to seek a return in excess of the MSCI ACWI hedged to USD Net Total Return Index. The investment objective of the Aperture Discover Equity Fund is to seek a return in excess of the Russell 2000 Total Return Index. The investment objective of the Aperture International Equity Fund is to seek a return in excess of the MSCI ACWI ex-US Index. The Aperture New World Opportunities Fund is classified as a diversified investment company. The Aperture Endeavour Equity Fund, Aperture Discover Equity Fund, and Aperture International Equity Fund are “non-diversified” Funds. Aperture Investors, LLC serves as the Funds’ investment adviser (the “Adviser”). The Aperture New World Opportunities Fund, Aperture Endeavour Equity Fund, Aperture Discover Equity Fund, and Aperture International Equity Fund currently offer Institutional Shares and Class X Shares. The Aperture New World Opportunities Fund, Aperture Endeavour Equity Fund, Aperture Discover Equity Fund, and Aperture International Equity Fund commenced operations on March 18, 2019, September 30, 2019, December 30, 2019 and October 1, 2020, respectively. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with United States generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market (the “NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm Eastern Standard Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with “Fair Value Procedures” established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020

subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Futures contracts that are traded on an exchange are valued at their last reported sales price as of the valuation date.

In accordance with U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

●

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year or period ended December 31, 2020, there have been no significant changes to the Funds’ fair valuation methodologies.

Federal Income Taxes — It is the Funds’ intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., open tax years, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year or period ended December 31, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on the Funds’ 2019 and 2020 tax returns. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year or period ended December 31, 2020, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Futures Contracts — To the extent consistent with its investment objective and strategies, the Funds may use futures contracts for tactical hedging purposes as well as to enhance the Funds’ returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The futures contracts are valued at the settlement price established each day by the exchange on which they are traded. The futures contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020

futures contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that the Funds could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to the Funds’ Schedule of Investments for details regarding open futures contracts as of December 31, 2020.

For the year or period ended December 31, 2020, the average quarterly notional amount of futures contracts held were as follows:

New World Opportunities Fund:
Average Quarterly Market Value Balance Long	$4,479,354
Average Quarterly Market Value Balance Short	(13,178,692)

Endeavour Equity Fund:
Average Quarterly Market Value Balance Long	$851,279
Average Quarterly Market Value Balance Short	(515,460)

Discover Equity Fund:
Average Quarterly Market Value Balance Long	$28,523,890

International Equity Fund:
Average Quarterly Market Value Balance Long	$34,387,486

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash equivalents on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times may exceed United States federally insured limits. Amounts invested are available on the same business day.

Dividends and Distributions to Shareholders — The Funds distribute their net investment income quarterly. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020

Offering Costs — The Funds incurred offering costs, including costs of legal, printing and registration fees, to be amortized over twelve months from inception of the Funds. As of December 31, 2020, Aperture International Equity Fund had $23,222 remaining to be amortized. As of December 31, 2020, Aperture New World Opportunities Fund, Aperture Endeavour Equity Fund, and Aperture Discover Equity Fund were fully amortized.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Foreign Currency Contracts — The Funds may enter into forward foreign currency contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized appreciation (depreciation) during the year or period are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. Refer to the Schedules of Investments for details regarding open forward foreign currency contracts as of December 31, 2020, if applicable.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020

For the year ended December 31, 2020, the average quarterly balances of forward foreign currency contracts were as follows:

New World Opportunities Fund:
Average Quarterly Notional Contracts Purchased	$(3,323,143)
Average Quarterly Notional Contracts Sold	8,599,363

Endeavour Equity Fund:
Average Quarterly Notional Contracts Purchased	$(1,211,803)
Average Quarterly Notional Contracts Sold	4,371,627

Discover Equity Fund:
Average Quarterly Notional Contracts Purchased	$(364,956)
Average Quarterly Notional Contracts Sold	10,540,327

Swap Contracts — The Funds are authorized to enter into swap contracts, including total return swaps, equity swaps contracts, interest rate swaps and credit default swaps. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitment to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal.

The Funds may use credit default swaps to reduce risk where the Funds have exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If the Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020

amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Funds will be committed to pay.

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument—which may be a single asset, a pool of assets or an index of assets—during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked-to-market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Funds at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

Periodic payments made or received are recorded as realized gains or losses. At period end, the Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Funds may have open at period end. Entering into swap

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020

contracts involve, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. Swap contracts outstanding at period end, if any, are listed on the Schedules of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Funds’ custodian. Refer to each Fund’s Schedule of Investments for details regarding open swap contracts as of December 31, 2020, if applicable.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Funds in the future, or requires increased fees, which could impair the Funds’ ability to achieve their investment objectives. A counterparty may also increase its collateral requirements, which may limit the Funds’ ability to use leverage and reduce investment returns. In addition, if the Funds cannot locate a counterparty willing to enter into transactions with the Funds, they will not be able to implement their investment strategies.

For the year or period ended December 31, 2020, the average quarterly market value amount of swap contracts held by the Funds are as follows:

New World Opportunities Fund:
Average Quarterly Total Return Swaps	$(587,810)
Average Quarterly Credit Default Swaps	737,326
Average Quarterly Interest Rate Swaps	202,487

Endeavour Equity Fund:
Average Quarterly Total Return Swaps	$(3,262,048)

Discover Equity Fund:
Average Quarterly Total Return Swaps	$16,925,729

International Equity Fund:
Average Quarterly Total Return Swaps	$(64,277,418)

Options Written/Purchased — The Funds may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period for American options and only at the expiration date for European options. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period for American options

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020

and only at the expiration date for European options. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or a loss. Any realized or unrealized gains (loss) during the year or period are presented on the Statements of Operations. Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) while the Funds will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

For the year ended December 31, 2020, the average quarterly notional value of option contracts held were as follows:

New World Opportunities Fund:
Average Quarterly Notional Contracts Long	$29,049
Endeavour Equity Fund:

Average Quarterly Notional Contracts Long	$237,227
Average Quarterly Notional Contracts Short	(110,505)

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020

3. Derivative Transactions:

The following tables include the Funds’ exposure to multiple types of risk on derivatives held throughout the year. The fair value of derivative instruments as of December 31, 2020, is as follows:

	New World Opportunities Fund
	Asset Derivatives			Liability Derivatives
	Statements of Assets and Liability Location	Fair Value		Statements of Assets and Liability Location	Fair Value
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	$ -	†	Net Assets — Unrealized depreciation on swap contracts	$ 212,797	†
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	20,819	*	Net Assets — Unrealized depreciation on futures contracts	201,247	*
	Net Assets — Unrealized appreciation on swap contracts	1,802,298	†	Net Assets — Unrealized depreciation on swap contracts	330,960	†
Foreign exchange contracts	Net Assets — Unrealized appreciation on forward foreign currency contracts	32,895		Net Assets — Unrealized depreciation on forward foreign currency contracts	24,562
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	-	*	Net Assets — Unrealized depreciation on futures contracts	3,753	*
	Net Assets — Unrealized appreciation on swap contracts	2,131	†	Net Assets — Unrealized depreciation on swap contracts	2,621	†

Total		$ 1,858,143			$ 775,940

	Endeavour Equity Fund
	Asset Derivatives			Liability Derivatives
	Statements of Assets and Liability Location	Fair Value		Statements of Assets and Liability Location	Fair Value
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	$ 28,671	*	Net Assets — Unrealized depreciation on futures contracts	$ 16,316	*
	Net Assets — Unrealized appreciation on swap contracts	1,449,354	†	Net Assets — Unrealized depreciation on swap contracts	780,416	†
	Purchased options, at Value	121,227		Written options, at Value	56,470
Foreign exchange contracts	Net Assets — Unrealized appreciation on forward foreign currency contracts	1,632		Net Assets — Unrealized depreciation on forward foreign currency contracts	29,310

Total		$ 1,600,884			$ 882,512

	Discover Equity Fund
	Asset Derivatives			Liability Derivatives
	Statements of Assets and Liability Location	Fair Value		Statements of Assets and Liability Location	Fair Value
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	$ 875,916	*	Net Assets — Unrealized depreciation on futures contracts	$ -	*
	Net Assets — Unrealized appreciation on swap contracts	2,018,428	†	Net Assets — Unrealized depreciation on swap contracts	3,575,158	†
Foreign exchange contracts	Net Assets — Unrealized appreciation on forward foreign currency contracts	5,762		Net Assets — Unrealized depreciation on forward foreign currency contracts	297,786

Total		$ 2,900,106			$ 3,872,944

† Includes cumulative appreciation (depreciation) of swap contracts as reported in the Schedules of Investments.

* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020

The effect of derivative instruments on the Statements of Operations for the year or period ended December 31, 2020, were as follows:

The amount of realized gain (loss) on derivatives recognized in income (loss):

New World Opportunities Fund
	Futures Contracts	Forward Foreign Currency Contracts	Swap Cotracts	Options	Total
Interest rate contracts	$133,281	$-	$1,272,445	$-	$1,405,726
Equity contracts	(3,308,839)	-	794,162	62,171	(2,452,506)
Credit contracts	-	-	(109,303)	-	(109,303)
Foreign exchange contracts	(53,480)	(318,659)	-	(50,654)	(422,793)
Total	$(3,229,038)	$(318,659)	$1,957,304	$11,517	$(1,578,876)

Endeavour Equity Fund
	Futures Contracts	Forward Foreign Currency Contracts	Swap Cotracts	Options	Total
Equity contracts	$1,151,288	$-	$(2,179,887)	$(637,488)	$(1,666,087)
Foreign exchange contracts	-	1,642	-	-	1,642
Total	$1,151,288	$1,642	$(2,179,887)	$(637,488)	$(1,664,445)

Discover Equity Fund
	Futures Contracts	Forward Foreign Currency Contracts	Swap Cotracts	Options	Total
Equity contracts	$9,860,230	$-	$(716,661)	$-	$9,143,569
Foreign exchange contracts	-	(157,024)	-	-	(157,024)
Total	$9,860,230	$(157,024)	$(716,661)	$-	$8,986,545

Change in unrealized appreciation (depreciation) on derivatives recognized in income:

New World Opportunities Fund
	Futures Contracts	Forward Foreign Currency Contracts	Swap Cotracts	Options	Total
Interest rate contracts	$50,950	$-	$(18,386)	$-	$32,564
Equity contracts	(184,381)	-	1,487,937	-	1,303,556
Credit contracts	-	-	(135,447)	-	(135,447)
Foreign exchange contracts	7,517	(21,204)	-	-	(13,687)
Total	$(125,914)	$(21,204)	$1,334,104	$-	$1,186,986

Endeavour Equity Fund
	Futures Contracts	Forward Foreign Currency Contracts	Swap Contracts	Options	Total
Interest rate contracts	$-	$-	$-	$-	$-
Equity contracts	3,735	-	661,006	(20,643)	644,098
Foreign exchange contracts	-	(5,400)	-	-	(5,400)
Total	$3,735	$(5,400)	$661,006	$(20,643)	$638,698

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020

Discover Equity Fund
	Futures Contracts	Forward Foreign Currency Contracts	Swap Contracts	Options	Total
Equity contracts	$873,344	$-	$(1,556,730)	$-	$(683,386)
Foreign exchange contracts	-	(292,024)	-	-	(292,024)
Total	$873,344	$(292,024)	$(1,556,730)	$-	$(975,410)

4. Offsetting Assets and Liabilities:

The Aperture New World Opportunities Fund, Aperture Endeavour Equity Fund, Aperture Discover Equity Fund, and Aperture International Equity Fund are subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty.

Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of investments at value (securities) or cash pledged as collateral for futures contracts and swap contracts (cash). The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020

The following is a summary by derivative type of the value of over the counter (“OTC”) financial derivative instruments and collateral (received)/pledged by counterparty of the Funds as of December 31, 2020:

New World Opportunities Fund
	Financial Derivative Assets			Financial Derivative Liabilities

Counterparty	Forward Foreign Currency Contracts	Swap Contracts	Total Over the Counter	Forward Foreign Currency Contracts	Swap Contracts	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures†

Barclays PLC	$5,048	$-	$5,048	$-	$-	$-	$5,048	$-	$5,048
Bank of America	-	1,222,300	1,222,300	-	204,231	204,231	1,018,069	-	1,018,069
Goldman Sachs	26,368	188,089	214,457	742	-	742	213,715	-	213,715
JPMorgan Chase	1,479	394,040	395,519	23,820	129,350	153,170	242,349	(242,349)	-

Total over the counter	$32,895	$1,804,429	$1,837,324	$24,562	$333,581	$358,143

Endeavour Equity Fund
	Financial Derivative Assets			Financial Derivative Liabilities

Counterparty	Forward Foreign Currency Contracts	Swap Contracts	Total Over the Counter	Forward Foreign Currency Contracts	Swap Contracts	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures†

Bank of America	$-	$92,949	$92,949	$-	$261,080	$261,080	$(168,131)	$168,131	$-
Goldman Sachs	21	854,533	854,554	381	311,762	312,143	542,411	-	542,411
JPMorgan Chase	-	128,406	128,406	12,805	-	12,805	115,601	-	115,601
Morgan Stanley	1,611	373,466	375,077	16,124	207,574	223,698	151,379	(151,379)	-

Total over the counter	$1,632	$1,449,354	$1,450,986	$29,310	$780,416	$809,726

Discover Equity Fund
	Financial Derivative Assets			Financial Derivative Liabilities

Counterparty	Forward Foreign Currency Contracts	Swap Contracts	Total Over the Counter	Forward Foreign Currency Contracts	Swap Contracts	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures†

Bank of America	$-	$2,018,428	$2,018,428	$-	$186,601	$186,601	$1,831,827	$-	$1,831,827
Goldman Sachs	-	-	-	264,694	-	264,694	(264,694)	-	(264,694)
JPMorgan Chase	5,762	-	5,762	-	-	-	5,762	-	5,762
Morgan Stanley	-	-	-	33,092	3,388,557	3,421,649	(3,421,649)	3,370,000	(51,649)

Total over the counter	$5,762	$2,018,428	$2,024,190	$297,786	$3,575,158	$3,872,944

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020

International Equity Fund
	Financial Derivative Assets			Financial Derivative Liabilities

Counterparty	Forward Foreign Currency Contracts	Swap Contracts	Total Over the Counter	Forward Foreign Currency Contracts	Swap Contracts	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures†

Bank of America	$-	$-	$-	$-	$8,536	$8,536	$(8,536)	$-	$(8,536)
Goldman Sachs	-	5,280,636	5,280,636	-	1,003,905	1,003,905	4,276,731	-	4,276,731
JPMorgan Chase	-	1,164,533	1,164,533	-	-	-	1,164,533	(1,164,533)	-
Morgan Stanley	-	702,643	702,643	-	692,658	692,658	9,985	(9,985)	-

Total over the counter	$-	$7,147,812	$7,147,812	$-	$1,705,099	$1,705,099

† Collateral pledged is limited to the net outstanding amount due to/from the counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

5. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020

6. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year or period ended December 31, 2020, Aperture New World Opportunities Fund, Aperture Endeavour Equity Fund, Aperture Discover Equity Fund, and Aperture International Equity Fund incurred $141,801, $100,000, $95,651 and $26,262 for these services, respectively.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

State Street Bank and Trust Company acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

DST Systems, Inc., serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

7. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Funds at a fee calculated at an annual rate adjusted for performance and based on the average net assets of each Fund:

The Aperture New World Opportunities Fund management fee is 1.225% of the Fund’s average daily net assets adjusted upward or downward by a performance adjustment (the “Performance Adjustment”) that depends on whether, and to what extent, the performance of the Institutional Class exceeds, or is exceeded by, the performance of the Bloomberg Barclays EM USD Aggregate 1-5 Year Total Return Index (the “EM Index”) plus 2.75% (275 basis points) (the “Index Hurdle”) over the period which performance is measured (“Performance Period”).

The Aperture Endeavour Equity Fund management fee is 1.82% of the Fund’s average daily net assets adjusted upward or downward by a performance adjustment that depends on whether, and to what extent, the performance of the Institutional Class exceeds, or is exceeded by, the performance of the MSCI ACWI hedged to USD Net Total Return Index plus 5.00% (500 basis points) over the Performance Period.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020

The Aperture Discover Equity Fund management fee is 2.175% of assets up to and including $300 million, 2.115% of assets over $300 million and up to and including $400 million, and 2.065% of assets over $400 million of the Fund’s average daily net assets adjusted upward or downward by a performance adjustment that depends on whether, and to what extent, the performance of the Institutional Class exceeds, or is exceeded by, the performance of the Russell 2000 Total Return Index plus 6.25% (625 basis points) over the Performance Period.

The Aperture International Equity Fund management fee is 1.90% of assets up to and including $350 million, 1.85% of assets over $350 million and up to and including $400 million, and 1.80% of assets over $400 million of the Fund’s average daily net assets adjusted upward or downward by a performance adjustment that depends on whether, and to what extent, the performance of the Institutional Class exceeds, or is exceeded by, the performance of the MSCI ACWI ex-US Index plus 5.00% (500 basis points) over the Performance Period.

The Performance Adjustment for the Funds is calculated and accrued daily, according to a schedule that adds or subtracts 0.003% (0.30 basis points) of the Fund’s average daily net assets for each 0.01% (1 basis point) of absolute performance by which the performance of the Institutional Class exceeds or lags the performance of the Index Hurdle for the period from the beginning of the Performance Period through the prior business day.

The maximum Performance Adjustment (positive or negative) of Aperture New World Opportunities Fund will not exceed an annualized rate of +/- 0.825% (82.5 basis points) of the Fund’s average daily net assets, which would occur when the performance of the Institutional Class exceeds, or is exceeded by, the performance of the Index Hurdle by 2.75% percentage points (275 basis points) for the Performance Period.

The maximum Performance Adjustment (positive or negative) of Aperture Endeavour Equity Fund will not exceed an annualized rate of +/- 1.50% 150 basis points) of the Fund’s average daily net assets, which would occur when the performance of the Institutional Class exceeds, or is exceeded by, the performance of the Index Hurdle by 5.00% percentage points (500 basis points) for the Performance Period.

The maximum Performance Adjustment (positive or negative) of Aperture Discover Equity Fund will not exceed an annualized rate of +/- 1.875% (187.5 basis points) of the Fund’s average daily net assets, which would occur when the performance of the Institutional Class exceeds, or is exceeded by, the performance of the Index Hurdle by 6.25% percentage points (625 basis points) for the Performance Period.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020

The maximum Performance Adjustment (positive or negative) of Aperture International Equity Fund will not exceed an annualized rate of +/- 1.50% (150.0 basis points) of the Fund’s average daily net assets, which would occur when the performance of the Institutional Class exceeds, or is exceeded by, the performance of the Index Hurdle by 5.00% percentage points (500 basis points) for the Performance Period.

On a monthly basis, Aperture New World Opportunities Fund will pay the Adviser the minimum fee rate of 0.40% on an annualized basis (Base Fee minus the Maximum Performance Adjustment) applied to the average daily net assets for the month. At the end of the Performance Period, the Fund will pay to the Adviser the total advisory fee, less the amount of any minimum fees paid during the Performance Period and any waivers described below. The period over which performance is measured was initially from the March 18, 2019 (commencement of operations) to December 31, 2019 and thereafter is each 12-month period beginning on the first day in the month of January through December 31 of the same year. In addition, the Adviser has agreed to waive its advisory fee by limiting the Fund’s accrual of the advisory fee (Base Fee plus Performance Adjustment) on any day to the amount corresponding to the maximum fee rate multiplied by the Fund’s current net assets if such amount is less than the amount that would have been accrued based on the Fund’s average daily net assets for the Performance Period. For the Performance Period for the year ended December 31, 2020, the Fund accrued advisory fees of $4,836,413, at an annual effective rate (excluding the impact from any expense waivers in effect) of 1.36% of the Fund’s average net assets, which reflected a 0.14% Performance Adjustment of $493,616.

On a monthly basis, Aperture Endeavour Equity Fund will pay the Adviser the minimum fee rate of 0.32% on an annualized basis (Base Fee minus the Maximum Performance Adjustment) applied to the average daily net assets for the month. At the end of the Performance Period, the Fund will pay to the Adviser the total advisory fee, less the amount of any minimum fees paid during the Performance Period and any waivers described below. In addition, the Adviser has agreed to waive its advisory fee by limiting the Fund’s accrual of the advisory fee (Base Fee plus Performance Adjustment) on any day to the amount corresponding to the maximum fee rate multiplied by the Fund’s current net assets if such amount is less than the amount that would have been accrued based on the Fund’s average daily net assets for the Performance Period. For the Performance Period for the year ended December 31, 2020, the Fund accrued advisory fees of $1,174,723, at an annual effective rate (excluding the impact from any expense waivers in effect) of 3.32% of the Fund’s average net assets, which reflected a (1.50)% Performance Adjustment of $(529,977).

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020

On a monthly basis, Aperture Discover Equity Fund will pay the Adviser the minimum fee rate of 0.30% of the first $300 million, 0.24% for assets between $300 million and $400 million; and 0.19% over $400 million on an annualized basis (Base Fee minus the Maximum Performance Adjustment) applied to the average daily net assets for the month. At the end of the Performance Period, the Fund will pay to the Adviser the total advisory fee, less the amount of any minimum fees paid during the Performance Period and any waivers described below. In addition, the Adviser has agreed to waive its advisory fee by limiting the Fund’s accrual of the advisory fee (Base Fee plus Performance Adjustment) on any day to the amount corresponding to the maximum fee rate multiplied by the Fund’s current net assets if such amount is less than the amount that would have been accrued based on the Fund’s average daily net assets for the Performance Period. For the Performance Period for the year ended December 31, 2020, the Fund accrued advisory fees of $9,702,861, at an annual effective rate (excluding the impact from any expense waivers in effect) of 4.05% of the Fund’s average net assets, which reflected a (1.87)% Performance Adjustment of $(4,492,175).

On a monthly basis, the Aperture International Equity Fund will pay the Adviser the minimum fee rate of 0.40% of the first $350 million, 0.35% for assets between $350 million and $400 million; and 0.30% over $400 million on an annualized basis (Base Fee minus the Maximum Performance Adjustment) applied to the average daily net assets for the month. At the end of the Performance Period, the Fund will pay to the Adviser the total advisory fee, less the amount of any minimum fees paid during the Performance Period and any waivers described below. In addition, the Adviser has agreed to waive its advisory fee by limiting the Fund’s accrual of the advisory fee (Base Fee plus Performance Adjustment) on any day to the amount corresponding to the maximum fee rate multiplied by the Fund’s current net assets if such amount is less than the amount that would have been accrued based on the Fund’s average daily net assets for the Performance Period. For the Performance Period for the period ended December 31, 2020, the Fund accrued advisory fees of $260,244, at an annual effective rate (excluding the impact from any expense waivers in effect) of 0.40% of the Fund’s average net assets, which reflected a 1.48% Performance Adjustment of $975,941.

In addition, the Adviser has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to keep the Funds’ total annual Fund operating expenses (excluding the management fee, any class-specific expenses such as distribution and service (Rule 12b-1) fees and shareholder servicing fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Funds, dividend and interest expenses on securities sold short, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses not incurred in the ordinary course of the Funds’ business (collectively, “excluded expenses”)) from exceeding

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020

0.10% of Aperture New World Opportunities Fund’s average daily net assets, and 0.12% of Aperture Endeavour Equity Fund and Aperture Discover Equity Fund’s average daily net assets until April 30, 2021 (the “contractual expense limit”). This agreement may be terminated by: (i) the Board, for any reason at any time; or (ii) the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2021. In addition, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. As of December 31, 2020, the Funds had fees which were previously waived and/or reimbursed to the Funds by the Adviser, which may be subject to possible future reimbursement, up to the expense cap in place at the time the expenses were waived and reimbursed to the Funds, as follows:

	Expiring Years
	2021	2022	2023	Total
New World Opportunities Fund	N/A	$303,539	$229,109	$532,648
Endeavour Equity Fund	N/A	80,982	253,612	334,594
Discover Equity Fund	N/A	8,748	142,189	150,937
International Equity Fund	N/A	N/A	N/A	N/A

8. Investment Transactions:

The cost of security purchases and the proceeds from security sales other than short-term securities, for the year or period ended December 31, 2020, were as follows:

	Purchases	Sales	U.S. Government Purchases	U.S. Government Sales
New World Opportunities Fund	$393,502,790	$400,433,255	$38,297,226	$47,660,000
Endeavour Equity Fund	85,801,383	77,624,430	–	–
Discover Equity Fund	424,614,032	239,912,307	–	–
International Equity Fund	173,878,949	12,023,832	–	–

9. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020

There are no permanent differences charged to paid-in capital for the year or period ended December 31, 2020. Other book/tax differences that are not charged to paid-in capital are attributable to foreign currency, investments in passive foreign investment companies, net operating losses, perpetual bond amortization and swap income.

The tax character of dividends and distributions declared during the last fiscal year were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
New World Opportunities Fund
2020	$10,701,673	$—	$10,701,673
2019	11,437,008	—	11,437,008
Endeavour Equity Fund
2020	873,313	350,765	1,224,078
2019	—	—	—
Discover Equity Fund
2020	7,808,957	1,542	7,810,499
2019	—	—	—
International Equity Fund
2020	—	—	—

As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:

	New World Opportunities Fund	Endeavour Equity Fund	Discover Equity Fund	International Equity Fund
Undistributed Ordinary Income	$—	$2,329,357	$8,187,115	$12,744,340
Undistributed Long-Term Capital Gains	—	251,660	6,438,268	9,341,408
Post October Losses	(441,379)	—	—	—
Late Year Ordinary Losses	(16,154)	—	—	—
Capital Loss Carryforwards	(317,303)	—	—	—
Unrealized Appreciation	16,928,284	9,931,644	108,887,810	14,375,359
Other Temporary Differences	(364)	(26)	(348)	(875)

Total Distributable Earnings	$16,153,084	$12,512,635	$123,512,845	$36,460,232

Post-October losses represent losses realized on investment transactions from November 1, 2020 through December 31, 2020 that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year. Late year ordinary losses represent specified losses realized on investment transactions from November 1, 2020 through December 31, 2020.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020

For Federal income tax purposes, capital loss carryforwards may be carried forward indefinitely and applied against all future capital gains. Losses carried forward are as follows:

	Short-Term Loss	Long-Term Loss	Total
New World Opportunities Fund	$—	$317,303	$317,303

During the year ended December 31, 2020, the New World Opportunities Fund utilized $3,394,063 in short-term capital losses and $301,259 in long-term capital losses to offset capital gains.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds’ net unrealized appreciation difference is attributable primarily to wash sales and passive foreign investment companies.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Funds at December 31, 2020, are as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
New World Opportunities Fund	$338,965,645	$19,021,141	$(2,092,857)	$16,928,284
Endeavour Equity Fund	39,526,660	10,806,222	(874,578)	9,931,644
Discover Equity Fund	248,256,490	112,478,383	(3,590,573)	108,887,810
International Equity Fund	274,552,754	19,021,141	(4,645,782)	14,375,359

10. Concentration of Risks:

As with all mutual funds, there is no guarantee that the Funds will achieve their investment objectives. You could lose money by investing in the Funds. The Funds shares are not a bank deposit and are not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The principal risk factors affecting shareholders’ investments in the Funds are set forth below.

Active Management Risk (All Funds) – The Funds are subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Funds’ investments may prove to be incorrect. If the investments selected and strategies employed by the Funds fail to produce the intended results, the Funds could underperform in comparison to other funds with similar objectives and investment strategies

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020

Below Investment Grade Fixed Income Securities (Junk Bond) Risk (New World Opportunities Fund) – Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return.

Convertible and Preferred Securities Risk (International Equity Fund) – Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Corporate Fixed Income Securities Risk (New World Opportunities Fund) – Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk (All Funds) – The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk (All Funds) – As a result of the Funds’ investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Funds will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Funds would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk (New World Opportunities Fund, Endeavour Equity Fund and International Equity Risk) – Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020

Derivatives Risk (All Funds) – The Funds’ use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described elsewhere in this section. Many over-the-counter (“OTC”) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Funds’ use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described above. Each of these risks could cause the Funds to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Funds’ initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Funds’ use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk (New World Opportunities Fund) – The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Emerging Markets/Foreign Investment Risk (New World Opportunities Fund, Endeavour Equity Fund and International Equity Fund) – The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. The Funds’ exposure to these risks is heightened as a result of the Funds investing primarily in emerging market countries.

Environmental, Social and Governance Risk (Endeavour Equity Fund, Discover Equity Fund and International Equity Fund) – The Adviser may consider certain ESG factors as part of its decision to buy and sell securities. Applying ESG factors to the investment analysis may impact the investment decision for securities of certain issuers and therefore the Fund may forgo some market opportunities available to funds that do not use ESG factors. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG factors.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020

Equity Market Risk (All Funds) – The risk that stock prices will fall over short or extended periods of time.

Extension Risk (New World Opportunities Fund) – The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Fixed Income Market Risk (New World Opportunities Fund) – The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment Risk (All Funds) – The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Foreign Sovereign Debt Securities Risk (New World Opportunities Fund) – The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part. These risks are typically heightened with respect to emerging market countries.

Geographic Focus Risk (International Equity Fund) – To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020

Interest Rate Risk (New World Opportunities Fund) – The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly. Interest rate risk may be heightened for investments in emerging market countries.

Investment Company Risk (New World Opportunities Fund and Discover Equity Fund) – When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its share price being more volatile than that of the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or OTC at a premium or a discount to their net asset value (“NAV”). As a result, a closed-end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

IPO Risk (Discover Equity Fund) – The market value of shares issued in an IPO may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects. Accordingly, investments in IPO shares involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in IPO shares may also involve high transaction costs, and are subject to market risk and liquidity risk, which are described elsewhere in this section.

Large Capitalization Risk (International Equity Fund) – The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Large Purchase and Redemption Risk (All Funds) – Large purchases or redemptions of the Funds’ shares may force the Funds to purchase or sell securities at times when it would not otherwise do so, and may cause the Funds’

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020

portfolio turnover rate and transaction costs to rise, which may negatively affect the Funds’ performance and have adverse tax consequences for Fund shareholders.

Leverage Risk (All Funds) – The Funds’ use of derivatives may result in the Funds’ total investment exposure substantially exceeding the value of their portfolio securities and the Funds’ investment returns depending substantially on the performance of securities that the Funds may not directly own. The use of leverage can amplify the effects of market volatility on the Funds’ share price and may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy their obligations. The Funds’ use of leverage may result in a heightened risk of investment loss.

LIBOR Replacement Risk (All Funds) – The elimination of the London Inter-Bank Offered Rate (“LIBOR”) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Liquidity Risk (All Funds) – The risk that certain securities may be difficult or impossible to sell at the time and price that the Funds would like. The Funds may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. Liquidity risk may be heightened in the emerging market countries in which the Funds invest, as a result of their markets being less developed.

Long-Term Investment Strategy Risk (Discover Equity Fund and International Equity Fund) – Under normal circumstances, the Funds intend to hold securities for long periods (typically over two years). This investment style may cause the Funds to lose money or underperform compared to the Indices or other mutual funds over the short or medium terms. The Funds also may underperform in the long term even though it intends to hold securities for long periods. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short- and medium-term fluctuations in the value of the Funds’ portfolios.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020

Market Risk (All Funds) – The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. In addition, extraordinary events outside the control of the Funds, including acts of God (e.g., fire, flood, earthquake, storm, hurricane or other natural disaster), acts of war (e.g., war, invasion, acts of foreign enemies, hostilities, insurrection, or terrorist activities, whether war is declared or not) and global health events, such as epidemics, pandemics and disease, and their related social and economic impacts, may cause significant adverse market conditions and result in losses in value to the Funds’ investments. Such events may initially negatively affect a particular industry, sector, country or region and may spread quickly or unpredictably to negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Adverse market conditions may be prolonged and may adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Funds’ performance and cause losses on your investment in the Fund.

Money Market Instruments Risk (International Equity Fund) – The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the fund, and there should be no expectation that the sponsor will provide financial support to the fund at any time. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for a Fund to lose money by investing in these and other types of money market funds.

New Fund Risk (All Funds) – Because the Funds are new, investors in the Funds bear the risk that the Funds may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Funds being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020

Non-Diversified Risk (Endeavour Equity Fund, Discover Equity Fund and International Equity Fund) – The Funds are non-diversified, which means that they may invest in the securities of relatively few issuers. As a result, the Funds may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to their investments in those securities.

Participation Notes Risk (International Equity Fund) – The return on a P-Note is linked to the performance of the issuers of the underlying securities. The performance of P-Notes will not replicate exactly the performance of the issuers that they seek to replicate due to transaction costs and other expenses. P-Notes are subject to counterparty risk since the notes constitute

Prepayment Risk (New World Opportunities Fund) – The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Private Placements Risk (International Equity Fund) – Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Reverse Repurchase Agreements Risk (New World Opportunities Fund) – Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon time and price. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities.

Rights and Warrants Risk (International Equity Fund) – Investments in rights or warrants involve the risk of loss of the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the underlying security may exceed the market price of the underlying security in instances such as those where there is no movement in the price of the underlying security.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020

Short Sales Risk (Endeavour Equity Fund, Discover Equity Fund and International Equity Fund) – A short sale involves the sale of a security that the Funds do not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Funds to the risk that they will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Funds. Investment in short sales may also cause the Funds to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage, which can amplify the effects of market volatility on the Funds’ share price. The Funds may also take a short position in a derivative instrument, which involves the risk of a theoretically unlimited increase in the value of the underlying instrument and a potentially unlimited loss.

Small and Medium Capitalization Risk (All Funds) – The risk that small and medium capitalization companies in which the Funds may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded OTC or listed on an exchange.

U.S. Government Securities Risk (New World Opportunities Fund) – Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

11. Other:

At December 31, 2020, the percentage of total shares outstanding held by shareholders for the Funds, which are comprised of individual shareholders and omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
New World Opportunities Fund, Institutional Shares	4	70%
New World Opportunities Fund, Class X Shares	2	100%
Endeavour Equity Fund, Institutional Shares	3	80%
Endeavour Equity Fund, Class X Shares	2	99%
Discover Equity Fund, Institutional Shares	3	68%
Discover Equity Fund, Class X Shares	2	95%
International Equity Fund, Institutional Shares	5	99%
International Equity Fund, Class X Shares	1	100%

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

12. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of December 31, 2020.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020

REPORT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund III

and the Shareholders of Aperture New World Opportunities Fund,

Aperture Endeavour Equity Fund, Aperture Discover Equity Fund,

and Aperture International Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Aperture New World Opportunities Fund, Aperture Endeavor Equity Fund, Aperture Discover Equity Fund, and Aperture International Equity Fund, each a series of shares of beneficial interest in The Advisors’ Inner Circle Fund III (the “Funds”), including the schedules of investments, as of December 31, 2020, and the related statements of operations for the year then ended (except as noted in the table below) and the statements of changes in net assets and the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2020, and the results of their operations, their changes in net assets and financial highlights for each of the periods noted above and in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of Operations (Aperture International Equity Fund only) and Changes In Net Assets and Financial Highlights Presented

Aperture New World Opportunities Fund

For Institutional Shares: the year ended December 31, 2020 and for the period from March 18, 2019 (commencement of operations) through December 31, 2019.

For Class X Shares: the year ended December 31, 2020 and for the period from September 13, 2019 (commencement of operations) through December 31, 2019.

Aperture Endeavour Equity Fund	For the year ended December 31, 2020 and for the period from September 30, 2019 (commencement of operations) through December 31, 2019.

Aperture Discover Equity Fund	For the year ended December 31, 2020 and for the period from December 30, 2019 (commencement of operations) through December 31, 2019.

Aperture International Equity Fund	For the period from October 1, 2020 (commencement of operations) through December 31, 2020.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020

required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in The Advisors’ Inner Circle Fund III since 2019.

Philadelphia, Pennsylvania

March 1, 2021

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020 (Unaudited)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from July 1, 2020 to December 31, 2020.

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020 (Unaudited)

DISCLOSURE OF FUND EXPENSES – concluded

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 07/01/20	Ending Account Value 12/31/20	Annualized Expense Ratios	Expenses Paid During Period
Aperture New World Opportunities Fund — Institutional Shares
Actual Fund Return	$1,000.00	$1,066.10	2.09%	$10.85*
Hypothetical 5% Return	$1,000.00	$1,014.63	2.09%	$10.58*
Aperture New World Opportunities Fund — Class X Shares
Actual Fund Return	$1,000.00	$1,066.10	3.81%	$19.79*
Hypothetical 5% Return	$1,000.00	$1,005.98	3.81%	$19.21*
Aperture Endeavour Equity Fund — Institutional Shares
Actual Fund Return	$1,000.00	$1,339.70	5.08%	$29.88*
Hypothetical 5% Return	$1,000.00	$999.60	5.08%	$25.53*
Aperture Endeavour Equity Fund — Class X Shares
Actual Fund Return	$1,000.00	$1,341.00	5.31%	$31.25*
Hypothetical 5% Return	$1,000.00	$998.44	5.31%	$26.67*
Aperture Discover Equity Fund — Institutional Shares
Actual Fund Return	$1,000.00	$1,412.20	4.17%	$25.28*
Hypothetical 5% Return	$1,000.00	$1,004.17	4.17%	$21.01*
Aperture Discover Equity Fund — Class X Shares
Actual Fund Return	$1,000.00	$1,411.60	4.17%	$25.28*
Hypothetical 5% Return	$1,000.00	$1,004.17	4.17%	$21.01*
Aperture International Equity Fund — Institutional Shares
Actual Fund Return	$1,000.00	$1,148.00	0.60%	$1.62**
Hypothetical 5% Return	$1,000.00	$1,022.12	0.60%	$3.05*
Aperture International Equity Fund — Class X Shares
Actual Fund Return	$1,000.00	$1,148.00	0.60%	$1.62**
Hypothetical 5% Return	$1,000.00	$1,022.12	0.60%	$3.05*

*Expenses	are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

**Expenses

are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 92/366 (to reflect the period since inception to the period ended December 31, 2020).

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020 (Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.”

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INTERESTED TRUSTEES 2 3
WILLIAM M. DORAN (Born: 1940)	Chairman of the Board of Trustees (since 2014)

Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

INDEPENDENT TRUSTEES[3]
JON C. HUNT (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
THOMAS P. LEMKE (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.
JAY C. NADEL (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.
RANDALL S. YANKER (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

3	Trustees oversee 35 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020 (Unaudited)

Mr. Doran is a Trustee who may be an “interested” person of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-514-7557. The following chart lists Trustees and Officers as of December 31, 2020.

Other Directorships Held in the Past Five Years[4]

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Member of Independent Committee of Nuveen Commodities Asset Management to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, JP Morgan Active Exchange-Traded Funds (33 Portfolios) and Symmetry Panoramic Trust (8 Portfolios).

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Independent Non-Executive Director of HFA Holdings Limited.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Funds (closed-end investment company) to 2018.

4 Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020 (Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments Company, since 2004.
JAMES BERNSTEIN (Born: 1962)	Vice President (since 2017) Secretary (since 2020)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting, since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (since 2014)

Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

ERIC C. GRIFFITH (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
MATTHEW M. MAHER (Born: 1975)	Vice President and Assistant Secretary (since 2018)

Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

ROBERT MORROW (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
ALEXANDER F. SMITH (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.
BRIDGET E. SUDALL (Born: 1980)	Privacy Officer (since 2015) Anti-Money Laundering Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020 (Unaudited)

Other Directorships Held in the Past Five Years

None.
None.
None.
None.
None.
None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020 (Unaudited)

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Aperture New World Opportunities Fund

Aperture Endeavour Equity Fund

Aperture Discover Equity Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on December 10, 2020 via videoconference to decide whether to renew the Agreement for an additional one-year term (the “December Meeting”). The December Meeting was held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020, March 25, 2020 and June 19, 2020 from 1940 Act sections and rules requiring that certain votes of a company’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic. In preparation for the December Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the December Meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the December Meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations;

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020 (Unaudited)

(ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the December Meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the December Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020 (Unaudited)

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates to the Aperture New World Opportunities Fund and Aperture Endeavour Equity Fund. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020 (Unaudited)

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020 (Unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Aperture International Equity Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be approved: (i) by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the members of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

A Board meeting was held via videoconference on June 25, 2020 to decide whether to approve the Agreement for an initial two-year term (the “June Meeting”). The June Meeting was held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020, March 25, 2020 and June 19, 2020 from 1940 Act sections and rules requiring that certain votes of a company’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic. In preparation for the June Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the June Meeting, to help them decide whether to approve the Agreement for an initial two-year term.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s proposed advisory fee to be paid to the Adviser and the Fund’s overall fees and operating expenses compared with a peer group of mutual funds; (vi) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (vii) the Adviser’s policies on and compliance procedures for personal securities transactions; (viii) the Adviser’s investment experience; (ix) the Adviser’s rationale for introducing the Fund as well as the Fund’s proposed objective and strategy; and (x) the Adviser’s performance in managing similar accounts.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the June Meeting to help the Trustees evaluate the Adviser’s services, fee and

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020 (Unaudited)

other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive session outside the presence of Fund management and the Adviser.

At the June Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, approved the Agreement. In considering the approval of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Adviser; and (ii) the fees to be paid to the Adviser, as discussed in further detail below.

Nature, Extent and Quality of Services to be Provided by the Adviser

In considering the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the portfolio management services to be provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the proposed Agreement. The Trustees also reviewed the Adviser’s proposed investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services to be provided by the Adviser to the Fund.

The Trustees also considered other services to be provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by the Adviser would be satisfactory.

Costs of Advisory Services

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the proposed advisory fee to be paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper, an independent provider of investment company data. The Trustees reviewed pro forma fee and expense information. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020 (Unaudited)

extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services expected to be rendered by the Adviser.

Investment Performance, Profitability and Economies of Scale

Because the Fund was new and had not commenced operations, it did not yet have an investment performance record and it was not possible to determine the profitability that the Adviser might achieve with respect to the Fund or the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grow. Accordingly, the Trustees did not make any conclusions regarding the Fund’s investment performance, the Adviser’s profitability, or the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grow, but will do so during future considerations of the Agreement.

Approval of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the Agreement for an initial term of two years. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2020 (Unaudited)

NOTICE TO SHAREHOLDERS

For shareholders that do not have a December 31, 2020 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2020 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended

December 31, 2020, the Funds are designating the following items with regard to distributions paid during the year.

Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)	Foreign Tax Credit(6)	Qualified Business Income(7)
Aperture New World Opportunities Fund
0.00%	100.00%	100.00%	0.03%	0.06%	0.85%	1.71%	0.00%	0.13%	0.00%
Aperture Endeavour Equity Fund
28.66%	71.34%	100.00%	4.11%	4.76%	1.30%	29.38%	100.00%	0.00%	0.00%
Aperture Discover Equity Fund
0.02%	99.98%	100.00%	1.93%	2.17%	1.94%	0.00%	100.00%	0.00%	0.00%

1.

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

2.

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

3.

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

4.

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

5.

The percentage of this column represents the amount of “Short Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

6.

The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended December 31, 2020. The Fund intends to pass through a Foreign Tax Credit to shareholders for fiscal year ended 2020.

7.	The percentage of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2020. Complete information will be computed and reported with your 2020 Form 1099-DIV.

Aperture New World Opportunities Fund

Aperture Endeavour Equity Fund

Aperture Discover Equity Fund

Aperture International Equity Fund

P.O. Box 219009

Kansas City, MO 64121-9009

1-888-514-7557

Investment Adviser:

Aperture Investors, LLC

250 West 55th Street, 30th Floor

New York, NY 10019

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

API-AR-001-0200

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is “independent”, as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund III (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$581,815	None	$607,218	$530,415	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees(2)	None	None	$505,050	None	None	$131,575
(d)	All Other Fees	None	None	$15,941	None	None	$196,284

Fees billed by BBD LLP (“BBD”) relate to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees (1)	$81,625	None	None	$40,400	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax return preparation fees for affiliates of the Funds.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1)	require specific pre-approval;

(2)	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

(3)

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (PwC):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (BBD):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $520,991 and $327,859 for 2020 and 2019, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $0 and $0 for 2020 and 2019, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie,
President

Date: March 10, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie,
President

Date: March 10, 2021

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and CFO

Date: March 10, 2021